                                                  SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------


             HOTCHKIS AND WILEY FUNDS
            725 SOUTH FIGUEROA STREET
                    SUITE 4000
        LOS ANGELES, CALIFORNIA 90017-5400
                   800-236-4479
                INVESTMENT ADVISOR                                 DECEMBER 31, 1999
                HOTCHKIS AND WILEY
            725 SOUTH FIGUEROA STREET                                    [LOGO]
                    SUITE 4000
        LOS ANGELES, CALIFORNIA 90017-5400                      HOTCHKIS AND WILEY FUNDS
                  LEGAL COUNSEL                                    EQUITY INCOME FUND
            GARDNER, CARTON & DOUGLAS              --------------------------------------------------
              321 NORTH CLARK STREET                                  MID-CAP FUND
             CHICAGO, ILLINOIS 60610               --------------------------------------------------
                                                                     SMALL CAP FUND
             INDEPENDENT ACCOUNTANTS               --------------------------------------------------
            PRICEWATERHOUSECOOPERS LLP                             INTERNATIONAL FUND
            100 EAST WISCONSIN AVENUE              --------------------------------------------------
            MILWAUKEE, WISCONSIN 53202                             GLOBAL EQUITY FUND
                                                   --------------------------------------------------
                   DISTRIBUTOR                                       BALANCED FUND
        PRINCETON FUNDS DISTRIBUTOR, INC.          --------------------------------------------------
              800 SCUDDERS MILL ROAD                             TOTAL RETURN BOND FUND
           PLAINSBORO, NEW JERSEY 08536            --------------------------------------------------
                                                                   LOW DURATION FUND
                  ADMINISTRATOR                    --------------------------------------------------
                AND TRANSFER AGENT                             SHORT-TERM INVESTMENT FUND
        FIRSTAR MUTUAL FUND SERVICES, LLC
             615 EAST MICHIGAN STREET
            MILWAUKEE, WISCONSIN 53202
                    CUSTODIAN
                FIRSTAR BANK, N.A.
             615 EAST MICHIGAN STREET
            MILWAUKEE, WISCONSIN 53202

               THIS MATERIAL MUST BE PRECEDED                           HOTCHKIS AND WILEY: INVESTMENT ADVISOR
              OR ACCOMPANIED BY A PROSPECTUS.

                        [HOTCHKIS AND WILEY FUNDS LOGO]

EQUITY INCOME FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in U.S. stocks.

MID-CAP FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in stocks of U.S. companies with market capitalizations of less than $10 billion.

SMALL CAP FUND
Seeks capital appreciation. The Fund invests primarily in stocks of U.S. companies with market capitalizations of less than $2 billion.

INTERNATIONAL FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international stocks.

GLOBAL EQUITY FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in U.S. and international stocks.

BALANCED FUND
Seeks to preserve capital while producing a high total return. The Fund's assets are allocated between stocks and bonds.

TOTAL RETURN BOND FUND
Seeks to maximize long-term total return. The Fund invests in bonds of varying maturities with a portfolio duration of two to eight years.

LOW DURATION FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration of one to three years.

SHORT-TERM INVESTMENT FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration which will generally not exceed one year.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SHAREHOLDER LETTER.....................................     3
SCHEDULE OF INVESTMENTS:
  EQUITY INCOME FUND...................................    14
  MID-CAP FUND.........................................    17
  SMALL CAP FUND.......................................    19
  INTERNATIONAL FUND...................................    21
  GLOBAL EQUITY FUND...................................    25
  BALANCED FUND........................................    28
  TOTAL RETURN BOND FUND...............................    33
  LOW DURATION FUND....................................    38
  SHORT-TERM INVESTMENT FUND...........................    44
STATEMENT OF ASSETS AND LIABILITIES....................    48
STATEMENT OF OPERATIONS................................    50
STATEMENT OF CHANGES IN NET ASSETS.....................    52
NOTES TO THE FINANCIAL STATEMENTS......................    56
FINANCIAL HIGHLIGHTS...................................    62

                                      LOGO

                         HOTCHKIS AND WILEY FUNDS LOGO

                         HOTCHKIS AND WILEY FUNDS LOGO

DEAR FELLOW SHAREHOLDERS:

We are pleased to present to you the semi-annual report of Hotchkis and Wiley Funds for the six months ended December 31, 1999.

EQUITY INCOME FUND
The performance of the U.S. equity market over the last six months of the year was extraordinary. Major U.S. equity indexes again hit new highs, with the S&P 500 Index up 7.7% and the Nasdaq Composite Index up an astounding 51.7%. In the fourth quarter alone, the S&P gained 15.1% while the Nasdaq soared 48.3%. All appears to be grand, but is it really? The nagging question still remains -- are current prices supported by fundamentals and can these prices continue to advance?

During the third quarter, the S&P 500 was down -6.2%, with all sectors of the market posting losses, except for technology (up 4.3%). In our opinion, concentrated areas of the market were being driven almost exclusively by speculation and the money continued to flow in the direction of increased speculative frenzy. The mania surrounding internet stocks was clearly at one end of the spectrum. However, this was the tip of the iceberg. More established companies, such as Lucent, Dell, Microsoft and many other high flyers, were using their stock to participate in many of the same startups.

By year-end, the speculative excesses of the market not only continued to exist, but actually had accelerated through the fourth quarter. At first glance, the gains posted by the S&P 500 for all 1999 suggest that optimism abounds; however, illusions run deep. Of all the stocks that comprise the S&P 500, almost half (49%) actually posted negative returns for the year. Interestingly, those companies that reported negative earnings in 1999 produced the strongest returns (+68%). In a market where earnings were not rewarded, companies that had positive earnings support trailed the market average with a 10% return. There certainly is no shortage of speculative fever in this market, and, in our opinion, there is a misguided belief that future earnings for all the high flyers will somehow miraculously materialize.

One is left to ask the question, "Why are investors pricing the technology sector so excessively?" Earnings growth (for those technology companies that have earnings) has not been substantial enough to justify the price appreciation of the Indexes. Interest rates have risen over the last year, which would argue for contraction of valuation multiples, not expansion. The compelling explanation is a surge in net cash inflows into technology sector mutual funds. In the first 10 months of 1999, net inflows into tech-sector stock funds totaled an astounding $17 billion. This compared to only $600 million in all of 1998, and was more than all net inflows into tech mutual funds for the preceding 10 years combined. Retail investors have become enamored with the returns of these funds and continue to buy these investments with no concern for underlying valuation. The risk for these investors is if traditional valuation ultimately wins out (as history suggests it always does) and there is a sizable correction.

A closer look at the S&P 500 reveals a remarkably concentrated and narrow market. The technology sector now represents almost 30% of the S&P 500, up from about 10% in 1993. In terms of contribution to returns, the top 31 stocks of the S&P 500 (mainly technology and telecommunication issues) accounted for the entire performance of the Index. Conversely, the "value" stocks of the index (i.e., below market price-to-earnings ratio and above market dividend yield) actually posted a -2% return. It would be easy to understand this widening price disparity if the relative fundamentals of the two groups were also widening. They were not! The relative P/E ratio of the top 31 contributors to the Index versus the value constituents continued to expand in 1999, even though the relative earnings growth expectations for these two groups actually narrowed. This paradox was particularly apparent in the fourth quarter, as the relative P/E's of the market leaders soared while their relative growth rates diminished. The top 31 are now trading at 50.1 times forward earnings, while the value group is priced at a modest 11.0 times forward earnings.

In the past, we have made comparisons of the excesses in the current market to other manias, e.g., nifty fifty in the mid 70's, Japan in the late 80's, biotech in the early 90's. We would like to note one other. In the 1840's, British speculators became infatuated with railroad stocks. Although those who invested in the railroads ultimately made little money (competition and regulation steadily eroded margins), the over-investment in railroad capacity in the UK tremendously benefited the overall economy. Railways changed the nature of most other businesses.

Perhaps the beneficiaries of the internet economy will not be those who have invested in e-businesses, but rather traditional companies that ultimately profit from the opportunity provided by the internet. A prime example is General Motors. In dealing with customers, GM is aggressively looking at ways to reconfigure its distribution system around the internet to reduce cost and increase efficiency. In dealing with suppliers, GM is using an integrated web-based procurement solution, Commerce One. The potential from this initiative is so immense that GM was able to leverage its involvement with Commerce One into a 20% equity stake in the company. At today's prices, that equity stake is worth $2.8 billion or $4.29/share. In addition, GM's 70% ownership of GM Hughes, a direct play on satellite communications, is worth some $30 billion, or $46/share. On a sum of the parts basis, GM's core automotive business is now selling for about $25/share, an extremely low multiple of current earnings and cash flow. An investment in GM at its current price provides exposure to a technology business but at a very reasonable price. At December 31, 1999, the Fund had 2.4% of its assets invested in GM.

As a value investor, we are frustrated with what we see as the irrationality of today's market, but we also recognize that these same market dynamics have created an incredible (perhaps unprecedented) opportunity. Our conviction to value has not wavered. We remain committed to many of the out-of-favor areas of the market, such as the manufacturing and consumer cyclicals and the electric utilities. For example, Reynolds Metals, Ford Motor and Illinova were in the Fund's top-ten holdings at December 31, 1999. Solid companies with strong earnings prospects have been ignored by investors and are now grossly undervalued relative to the overall market.

The current market's extreme pricing inefficiencies create huge opportunities for the disciplined value investor. Our time-proven investment processes position the Fund to benefit from any rotation to value.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                                                S&P 500
                             Equity Inc. Fund    Index
-------------------------------------------------------
Six Months.................       (11.40)%        7.95%
One Year...................        (2.35)        21.14
Five Years.................        16.09         28.66
Ten Years..................        11.47         18.25
Since Inception
  (6/24/87)................        11.01         16.32

* Average annual total return for periods greater than one year. Past performance is no guarantee of future performance.

MID-CAP FUND
During the six months ended December 31, 1999, the Russell Midcap Index returned an impressive 7.2%. The performance was largely driven by technology and growth stocks, as evidenced by the 32.5% return for the Russell Midcap Growth Index versus negative 7.3% for the Russell Midcap Value Index. The Hotchkis and Wiley Mid-Cap Fund returned negative 4.2%, better than the value index which has similar characteristics, but well below the incredible returns of the overall and growth indexes. The underperformance was largely attributable to a significant underweighting of technology stocks.

We have decided to continue to underweight growth stocks in general and technology stocks in particular due to excessive valuations and overly optimistic expectations. An example of this incredible optimism is a recent report done by a major brokerage firm upgrading Qualcomm, a telecommunications company that holds the patent to the CDMA chip used in cellular phones. In this report the analyst called for the stock price to nearly double, in spite of the fact that it had already risen over 1,800% earlier in the year. What is even more remarkable are the assumptions used to justify this valuation. The analyst contends that by the year 2010, Qualcomm's CDMA chip would achieve a near monopoly market share in an intensely competitive industry segment. In addition, it was assumed that by 2010 an astounding 3 billion cellular phones would be sold per year. We believe that an optimistic assumption of cellular phone users would be 1.5 billion people, which would mean that each person would have to buy two phones per year. Surprisingly, the analyst maintained that phone prices would not decline over time, implying that by 2010 the world would be spending more money on cellular phones than it is currently spending on crude oil. Finally, the multiple used to value the CDMA royalty stream in 2010 implied that this seemingly mature market would continue to grow at over 18%. In summary, the valuation was unreasonable and the assumptions are nearly impossible to achieve.

For value stocks, valuation and expectations are at the other extreme. An example is the crude oil tanker industry, where the Mid-Cap Fund recently purchased shares in Knightsbridge Tankers, OMI Group, Overseas Shipholding Group and Teekay Shipping. Valuations are extremely attractive with the stocks trading below the replacement cost of the ships, less than book value, and at low multiples of normal earnings. In addition, at two of the companies, insiders have been buying significant amounts of stock. Wall Street's expectations are also overly pessimistic because tanker rates are currently at low levels. 1999 was a difficult year for the industry because tanker demand is largely driven by OPEC oil production, which was curtailed earlier in the year. We believe that OPEC will likely increase production in the next few months to curtail high oil prices, which will increase the demand for tankers and bring earnings back to normal levels by 2001.

Over time, we believe the valuation discrepancy between growth and value will narrow. We believe that the Fund will be well positioned with investments in attractively valued equities, as opposed to owning the latest momentum mania.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                                          Russell Midcap
                          Mid-Cap Fund        Index
--------------------------------------------------------
Six Months.............      (4.22)%           7.16%
One Year...............      16.87            18.23
Since Inception
  (1/2/97).............      11.58            18.86

* Average annual total return for the period since inception.
Past performance is no guarantee of future performance.

SMALL CAP FUND
During the six months ended December 31, 1999, small cap stocks posted strong relative returns with the Russell 2000 Index gaining 11.0% versus 7.7% for the S&P 500 Index. For the year, the S&P 500 Index returned 21.1%, slightly less than the 21.3% of the Russell 2000 which was propelled by the meteoric rise of technology and internet related issues during the third and fourth quarters. This phenomenal technology return represented all of the return of the Russell 2000 in the third and fourth quarters. Momentum stocks, led by technology shares, surged ahead to unprecedented valuations relative to the broader market. This narrowness also manifested itself in style returns, as the Russell 2000 Value Index underperformed the Russell 2000 Growth Index by over 40% in 1999, a level not seen during the twenty year history of the indexes. The valuation discrepancy created by this phenomenon has reached historically high levels. For example, the relative price-to-earnings ratio of the Russell 2000 technology stocks has never been higher and the relative P/E of the Russell 2000 Growth stocks to Value stocks has never been higher. Further evidence of market excess is the fact that the portfolio earnings yield of the top performing stocks in the Russell 2000 was negative in 1999.

The Fund's return suffered from the exposure to value stocks and poor stock selection during the third and fourth quarters. Energy, technology and utilities provided positive returns, while cyclical and healthcare services stocks were particularly weak. We believe the current internet frenzy will eventually subside and a more rational approach to security pricing will rule the markets. Meanwhile, small cap value stocks continue to offer tremendous value for patient investors.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                                Small Cap
                              Fund Investor   Russell 2000
                                  Class          Index
----------------------------------------------------------
Six Months..................     (18.94)%        (12.53)%
One Year....................     (12.53)          21.26
Five Years..................       6.88           16.69
Ten Years...................       9.31           13.40
Since Inception (9/20/85)...      10.05           12.88

* Average annual total return for periods greater than one year. Past performance is no guarantee of future performance.

INTERNATIONAL FUND
The International Fund's Investor Class return of 11.7% lagged the MSCI EAFE Index (22.3%) for the six-month period ended December 31, 1999, erasing the strong relative outperformance in the first half of the year. Starting in September, this underperformance vs. the benchmark was primarily due to a dramatic change in investor sentiment towards large capitalization growth stocks in the telecommunications, media and technology sectors. The international market advance narrowed quite dramatically with interest rate uncertainty emanating from the U.S. leading to renewed volatility in world markets. Strong gains in the cyclical sectors started to abate as well. In virtually every developed equity market, the best performance was concentrated in a few sectors and growth stocks dramatically outperformed value stocks. With little consideration for valuation, investors indiscriminately sought ownership of companies exposed to the "new economy". In Japan the top 20 contributors to market results (led by Sony, Toyota, etc.) outperformed the remainder of the market by 45% in December, by far the highest differential in over 30 years. Just 50 stocks account for an unprecedented 58% of the Tokyo Stock Exchange First Section market capitalization. Even the U.S. "nifty fifty" were never this concentrated. An obvious preference for mega-cap companies was evident as the weighted market capitalization of the EAFE Index rose from $37 billion to $62 billion during 1999. An underweight position in the strong Japanese yen also hampered performance relative to the EAFE Index.

We have positioned the Fund to benefit from a broadening of the markets, adding to the weighting in the defensive consumer non-durable area (in companies like Unilever and BAA). We have exited stocks where the valuations have become stretched in the technology area (such as Nichicon) as well as some of the deep cyclicals vulnerable to derating (such as BOC, plc). We continue with our underweight position in the Japanese equity market as current valuations are discounting earnings expectations that we find difficult to justify. Similar to 1998, the "old economy" stocks are at historically low valuation levels. With global growth becoming more synchronized, we believe that attention will once again focus on the many companies that benefit from this improving trend. Investors' interest should broaden to incorporate the large number of companies and sectors left behind in the 4th quarter stampede. In a rising interest rate environment, we expect the benefits of a diversified, value-oriented portfolio will become increasingly apparent. The Fund continues to boast a healthy dividend yield premium over the benchmark: as of December 31,

1999, the Fund had over a 75% yield premium to the MSCI EAFE Index.+
---------------

+ Refers to dividend yield of securities in the Fund's portfolio. Not reflective of the yield distributed to Fund shareholders.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                          International   International
                              Fund            Fund        MSCI
                            Investor       Distributor    EAFE
                              Class           Class       Index
---------------------------------------------------------------
Six Months..............      11.67%          11.58%      22.27%
One Year................      23.41             n/a       27.30
Five Years..............      14.43             n/a       13.15
Since Inception
  (10/1/90).............      13.65             n/a       12.30
Since Inception
  (6/2/99)..............        n/a           13.88       27.08**

* Average annual total return for periods greater than one year. Past performance is no guarantee of future performance.

** Period 6/1/99 to 12/31/99.

GLOBAL EQUITY FUND
The Global Equity Fund's return of 1.45% lagged the MSCI World Index (15.32%) for the six-month period ended December 31, 1999, erasing the gains recorded in the first half of the year. Starting in September, this underperformance vs. the benchmark was primarily due to a dramatic change in investor sentiment towards large capitalization growth stocks in the telecommunications, media and technology sectors. In virtually every developed equity market, performance was concentrated in these few sectors. Interest rate uncertainty emanating from the U.S. led to renewed volatility in world markets and earlier strong gains in the cyclical sectors started to abate. Growth stocks dramatically outperformed value stocks. With little consideration for valuation, investors indiscriminately sought ownership of companies exposed to the "new economy". In Japan the top 20 contributors to market results (led by Sony, Toyota, etc.) outperformed the remainder of the market by 45% in December, by far the highest differential in over 30 years. By the end of the year, just 50 stocks account for an unprecedented 58% of the Tokyo Stock Exchange First Section market capitalization. Even the U.S. "nifty fifty" were never this concentrated. An obvious preference for mega-cap companies was evident as the weighted market capitalization of the MSCI World Index rose from $68 billion to $111 billion during 1999.

We have positioned the Fund to benefit from a broadening of the markets, adding to the weighting in the defensive consumer non-durable area (in companies like BIC in France, BAA in the U.K. and telecommunication stocks in Portugal, Italy and New Zealand). We have exited stocks where the valuations have become stretched in the technology area (Nichicon in Japan) as well as some of the deep cyclicals vulnerable to derating (Alcoa in the U.S. and Pioneer in Australia). We continue with our underweight position in both the U.S. and Japanese equity markets. Companies in Europe are cheaper than their comparable U.S. counterparts and, in Japan, current valuations are discounting earnings expectations that we find difficult to justify. Similar to 1998, the "old economy" stocks are at historically low valuation levels. With global growth becoming more synchronized, we believe that attention will once again focus on the many companies that benefit from this improving trend. Investors' interest should broaden to incorporate the large number of companies and sectors left behind in the 4th quarter stampede. In a rising interest rate environment, we expect the benefits of a diversified, value-oriented portfolio will become increasingly apparent.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                             Global Equity    MSCI World
                                  Fund          Index
--------------------------------------------------------
Six Months.................       1.45%         15.32%
One Year...................      12.37          25.34
Since Inception (1/2/97)...       8.93          22.05

* Average annual total return for the period since inception.
Past performance is no guarantee of future performance.

BALANCED FUND
           ---------------------------------------------------------
 ASSET ALLOCATION SUMMARY

                                    Average
Asset                   Current    8/13/85 -    Low Equity   High Equity
Category                12/31/99    12/31/99     10/16/87      8/11/89
------------------------------------------------------------------------
Equities                  47%         46%          27%           59%
Fixed-Income              53%         54%          73%           41%

The equity allocation was increased to 47% of total Fund assets by year-end. Price declines in selected common stocks created an opportunity to increase existing equity portfolio holdings during the fourth quarter. The strategic bias favoring short-term fixed-income investments throughout most of the year helped to protect net asset values and enhanced the realized quarterly income distributions to investors.

The Fund's bond portfolio had positive returns for both the six month period and year ended December 31, 1999, even though the 1999 bond market was the second worst environment for bonds since 1973. The performance of the Fund's equity portfolio was particularly disappointing, but it should be recognized that the U.S. equity market has continued on an exceedingly narrow path during the past 24 months. The technology, telecommunications and media sectors led the pack. Virtually all other sectors, aside from selected basic industry companies, got short shrift. Under the flashy returns posted by the S&P 500 Index, the Nasdaq Composite Index, and even the capitalization-oriented value indexes, there appeared to be a hidden bear market. Although the annual return of the S&P 500 was 21.1%, over 50% of the stocks in the Index contributed a negative or flat return for the year. In fact, the top 31 contributors accounted for the entire performance of the Index. Moreover, most of the performance was earned by the 15.1% return recorded in the fourth quarter, a period when the Nasdaq, for example, was up 21% in the single month of December.

The cost of this extraordinary performance of the indexes and growth stocks is in the valuation measures. For example, the 31 top contributors to S&P 500 performance had a price-to-earnings ratio at 12/31/99 of 50.1x. This level of pricing requires high compounding of earnings growth -- for a very long time -- in order to justify the valuation. Even the broader S&P 500 Index and S&P Barra Value Index, both of which contain a relatively large percentage of high priced stocks, had P/E ratios of 43x and 23x, respectively. These levels are high by any measure and do not leave much room for earnings disappointment or changes in the macro-economic landscape.

The Fund's equity portfolio had a P/E ratio of 13.4x at 12/31/99, considerably below the S&P 500 Index and the S&P Barra Value Index ratios. Moreover, it was broadly diversified into 76 companies and nine broad economic sectors.

The fixed-income portfolio employs a strategy that seeks value within the bond markets. The duration at 12/31/99 of 3.4 years was in line with the benchmark Lehman Brothers Government/Corporate Intermediate Bond Index, which is designed to control risk in an increasing interest rate environment. We believe that strategic diversification will become increasingly important to investors as financial markets around the world become more volatile.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                            Balanced    Balanced
                              Fund        Fund
                            Investor   Distributor   S&P 500
                             Class        Class       Index
------------------------------------------------------------
Six Months                   (6.04)%        n/a        7.95%
One Year                     (2.30)         n/a       21.14
Five Years                   10.84          n/a       28.66
Ten Years                     9.57          n/a       18.25
Since Inception (8/13/95)    10.84          n/a       10.39
Since Inception
  (10/12/99)                   n/a        (0.03)%     18.55

* Average annual total return for periods greater than one year. Past performance is no guarantee of future performance.

SHORT-TERM
INVESTMENT FUND
LOW DURATION FUND
TOTAL RETURN BOND FUND
Interest rates continued climbing during the second half of 1999 as Y2K concerns and Federal Reserve tightening weighed heavily on the markets. The Fed increased the Fed Funds rate, the rate at which financial institutions lend to each other, by 25 basis points on three separate occasions, moving first on June 30th in an attempt to slow the economy. Admitting that productivity gains have produced the optimal combination of strong growth and low inflation, the Fed put the rate hikes in the context of taking back 1998's easings. The bond market anticipated these moves, as well as additional moves in the year 2000; hence, interest rates on U.S. Treasuries rose from 50 basis points to 90 basis points higher across maturities. The benchmark thirty-year Treasury ended the year yielding 6.48% from 5.97% on June 30th.

While signs of inflation remained limited, the market reacted to continued strong gross domestic product growth numbers. Consumers remained extremely optimistic due to income and wealth gains and were key drivers of the latter part of this historical expansion.

The GDP estimate for the third quarter of 1999 came in at an unsustainable 5.7%, while the price deflator, an inflation barometer, registered only 1.1%. The market has been concerned that strong growth increases the odds of future inflation, an historical relationship which seems to be on hold in this "Goldilocks" economy (not too hot, not too cold). The laws of supply and demand, though, have not been repealed and concern centers on resource constraints which may cause price increases. On the one hand, an excess supply of goods and services and strong competition has kept a lid on prices at almost all levels of the economy. On the other hand, the supply of some resources may be at its limit. Labor is the prime example, with the unemployment rate at 4.1% at year-end and more individuals in the work force than ever before. The pool of available workers is at all time lows, indicating, perhaps, lower productivity growth going forward and/or increasing labor costs.

As rates rose, our below-market interest rate sensitivity aided relative performance. Investors continued to re-enter non-Treasury sectors. Mortgage-backed and asset-backed securities strongly outperformed as increasing yields reduced prepayment risk. Significant overweights of both of these sectors contributed to returns. Corporate securities lagged, in general, due to heavy issuance related to Y2K early in the period and the perception of increasing defaults amidst decreasing profit growth as rates increased. Our overweight of corporates relative to the all-Treasury indexes had a negative impact on returns. Unfortunately, holdings in Rite Aid were hit as the company revealed accounting problems in late September. The bonds traded down through most of October and November before rebounding in December.

With Y2K concerns out of the way, we expect the Fed to resume tightening in 2000, beginning at its first meeting in February. Although the Fed went on the record in December as being neutral, its statement indicated a fear of mounting inflationary pressures. If economic growth remains near 4% in the next few quarters, we would not be surprised to see 50 to 75 basis points of further tightening from the Fed. We also anticipate continued outperformance of non-Treasury sectors as valuations remain attractive due to year-end liquidity concerns.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                                           Total Return      Lehman
                          Total Return      Bond Fund       Brothers
                           Bond Fund       Distributor     Aggregate
                         Investor Class       Class        Bond Index
---------------------------------------------------------------------
Six Months                    0.16%            0.05%          0.56%
One Year                     (1.66)             n/a          (0.82)
Five Years                    8.45              n/a           7.73
Since Inception
  (12/6/94)                   8.40              n/a           7.63
Since Inception
  (6/2/99)                     n/a            0.29%           0.83%

                                                              Merrill Lynch
                         Low Duration       Low Duration        1-3 Year
                         Fund Investor    Fund Distributor    U.S. Treasury
                             Class             Class           Note Index
---------------------------------------------------------------------------
Six Months                   2.32%               n/a               1.87%
One Year                     3.19                n/a               3.06
Five Years                   7.04                n/a               6.51
Since Inception
  (8/13/95)                  7.19                n/a               5.37
Since Inception
  (10/12/99)                  n/a               0.80%              0.71

                                              Merrill Lynch
                                                 6-Month
                             Short-Term       U.S. Treasury
                           Investment Fund     Bill Index
-----------------------------------------------------------
Six Months                      2.52%             2.41%
One Year                        4.67              4.64
Five Years                      6.12              5.53
Since Inception
  (8/13/95)                     6.06              5.06

* Average annual total return for periods greater than one year.

Past performance is no guarantee of future performance.

We appreciate your continued support and look forward to serving your investment needs in the months and years ahead.

Sincerely,

Nancy D. Celick sig
Nancy D. Celick
President

HOTCHKIS AND WILEY FUNDS

The opinions expressed above are as of December 31, 1999. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities.

Please see page 11 for important performance and risk disclosures, and page 12 for definitions of market indexes.

IMPORTANT PERFORMANCE AND RISK DISCLOSURES
--------------------------------------------------------------------------------

Total returns and average annual total returns are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment advisor pays annual operating expenses of the Equity Income and Balanced Funds in excess of 0.95% (1.00% before 3/1/99), Mid-Cap Fund in excess of 1.15% (1.00% before 3/1/99), Total Return Bond Fund in excess of 0.65%, Low Duration Fund in excess of 0.58%, and Short-Term Investment Fund in excess of 0.48% of the average net assets of each Fund's Investor Class shares. The investment advisor pays annual operating expenses of the Total Return Bond Fund in excess of 0.90%, Low Duration Fund in excess of 0.83%, and Balanced Fund in excess of 1.15% of the average net assets of each Fund's Distributor Class shares. Were the investment advisor not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

The Small Cap, International, Balanced, Total Return Bond and Low Duration Funds offer Distributor Class shares which charge a 0.25% annual 12b-1 fee. At December 31, 1999, there were no Small Cap Fund Distributor Class shares outstanding.

Investment by the Small Cap Fund in small companies and by the Mid-Cap Fund in medium-size companies presents greater risk than investment in larger, more established companies. The Total Return Bond, Low Duration and Short-Term Investment Funds may invest a portion of their assets in foreign securities and in non-investment grade debt securities commonly referred to as high yield or "junk" bonds. Junk bonds may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. The International and Global Equity Funds invest significantly in foreign stocks. In addition, the remaining Funds may invest portions of their assets in foreign securities. Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

--------------------------------------------------------------------------------
MARKET INDEXES

The indexes described below are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios and the stock Funds' value disciplines often prevent investments in major stocks in the benchmark indexes. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance. The Funds' returns may not correlate with their benchmark indexes. It is not possible to invest directly in these indexes.

LEHMAN BROTHERS AGGREGATE BOND INDEX is a weighted index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The Index includes fixed-rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX is an unmanaged, weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

MERRILL LYNCH 1-3 YEAR U.S. TREASURY NOTE INDEX is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Low Duration Fund invests in securities that are not reflected in the Index or guaranteed.

MERRILL LYNCH 6-MONTH U.S. TREASURY BILL INDEX is an index of Treasury securities with maturities of six months which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Short-Term Investment Fund invests in securities that are not reflected in the Index or guaranteed.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries that make up the MSCI Network Indexes.

NASDAQ COMPOSITE INDEX is an unmanaged index which covers 4,500 stocks traded over the counter. It represents many small company stocks, but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income.

RUSSELL 2000 INDEX is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market.

RUSSELL 2000 GROWTH INDEX is a stock market index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 VALUE INDEX is a stock market index which contains those Russell 2000 securities with a less than average growth orientation. Securities in this Index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yield and lower forecasted growth values than the growth universe.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index is comprised of the largest 1,000 companies in the Russell 3000 Index.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

S&P BARRA VALUE INDEX contains those S&P 500 Index securities with low price-to-book ratios, high dividend yields and low price-to-earnings ratios. Financials, Utilities and Energy are the largest sectors in the Value index. It is a market-weighted index, with each stock affecting the Index in proportion to its market value.

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

    COMMON STOCKS -- 97.3%          Shares         Value
------------------------------------------------------------
AEROSPACE -- 5.2%
 ............................................................
Lockheed Martin Corporation          106,400    $  2,327,500
 ............................................................
Northrop Grumman Corporation          47,700       2,578,781
 ............................................................
Rockwell International
  Corporation                         21,000       1,005,375
 ..................... ......................     -----------
                                                   5,911,656
------------------------------------------------------------
ALUMINUM -- 3.5%
 ............................................................
Alcoa, Inc.                            1,900         157,700
 ............................................................
Reynolds Metals Company               49,600       3,800,600
 ..................... ......................     -----------
                                                   3,958,300
------------------------------------------------------------
APPAREL & TEXTILES -- 0.6%
 ............................................................
Russell Corporation                   43,000         720,250
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 1.3%
 ............................................................
Whirlpool Corporation                 22,200       1,444,388
------------------------------------------------------------
AUTO PARTS -- 4.8%
 ............................................................
Dana Corporation                      55,000       1,646,563
 ............................................................
Delphi Automotive Systems
  Corporation                         49,949         786,697
 ............................................................
Meritor Automotive, Inc.              32,000         620,000
 ............................................................
Tenneco Automotive, Inc.              26,140         243,429
 ............................................................
TRW Inc.                              41,500       2,155,406
 ..................... ......................     -----------
                                                   5,452,095
------------------------------------------------------------
AUTOS & TRUCKS -- 5.3%
 ............................................................
Ford Motor Company                    60,000       3,206,250
 ............................................................
General Motors Corporation            38,000       2,762,125
 ..................... ......................     -----------
                                                   5,968,375
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Anheuser-Busch Companies, Inc.        13,000         921,375
------------------------------------------------------------
CHEMICALS -- 2.8%
 ............................................................
The Dow Chemical Company              14,100       1,884,113
 ............................................................
Eastman Chemical Company              27,200       1,297,100
 ..................... ......................     -----------
                                                   3,181,213
------------------------------------------------------------
CONTAINERS -- 1.2%
 ............................................................
Pactiv Corporation #                 130,700       1,388,688
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
ELECTRICAL UTILITIES -- 9.7%
 ............................................................
CMS Energy Corporation                46,700    $  1,456,456
 ............................................................
Central & South West
  Corporation                         40,400         808,000
 ............................................................
DTE Energy Company                    31,500         988,312
 ............................................................
Edison International                  22,500         589,219
 ............................................................
Entergy Corporation                   21,500         553,625
 ............................................................
GPU, Inc.                             19,000         568,813
 ............................................................
Illinova Corporation                  80,800       2,807,800
 ............................................................
PECO Energy Company                   11,300         392,675
 ............................................................
P P & L Resources, Inc.               20,000         457,500
 ............................................................
Public Service Enterprises
  Group, Inc.                         25,400         884,237
 ............................................................
SCANA Corporation                     55,300       1,486,188
 ..................... ......................     -----------
                                                  10,992,825
------------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.2%
 ............................................................
Harsco Corporation                    42,295       1,342,866
------------------------------------------------------------
FOREST PRODUCTS -- 3.2%
 ............................................................
Georgia-Pacific (Timber Group)        48,200       1,186,925
 ............................................................
Weyerhaeuser Company                  33,500       2,405,719
 ..................... ......................     -----------
                                                   3,592,644
------------------------------------------------------------
INSURANCE: LIFE -- 3.0%
 ............................................................
American General Corporation          24,900       1,889,286
 ............................................................
Lincoln National Corporation          37,100       1,484,000
 ..................... ......................     -----------
                                                   3,373,286
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 4.7%
 ............................................................
The Allstate Corporation              90,600       2,174,400
 ............................................................
Safeco Corporation                    49,000       1,218,875
 ............................................................
St. Paul Companies, Inc.              57,000       1,920,187
 ..................... ......................     -----------
                                                   5,313,462
------------------------------------------------------------
LEISURE/TOYS -- 0.7%
 ............................................................
Fortune Brands, Inc.                  23,500         776,969
------------------------------------------------------------
MACHINERY -- 1.7%
 ............................................................
CNH Global N.V.                      142,500       1,897,031
------------------------------------------------------------
METALS: MISC. -- 0.6%
 ............................................................
Phelps Dodge Corporation               9,700         651,112
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                    Shares         Value
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.7%
 ............................................................
Xerox Corporation                     83,600    $  1,896,675
------------------------------------------------------------
OIL: DOMESTIC -- 7.6%
 ............................................................
Conoco, Inc.                          34,700         863,163
 ............................................................
Occidental Petroleum
  Corporation                        113,300       2,450,112
 ............................................................
Phillips Petroleum Company            49,700       2,335,900
 ............................................................
Sunoco, Inc.                           9,300         218,550
 ............................................................
USX-Marathon Group, Inc.              69,500       1,715,780
 ............................................................
Ultramar Diamond Shamrock
  Corporation                         43,800         993,712
 ..................... ......................     -----------
                                                   8,577,217
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.5%
 ............................................................
Texaco, Inc.                          10,300         559,419
------------------------------------------------------------
PAPER -- 4.6%
 ............................................................
Georgia-Pacific Group                 30,100       1,527,575
 ............................................................
International Paper Company           65,800       3,713,588
 ..................... ......................     -----------
                                                   5,241,163
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 2.3%
 ............................................................
Eastman Kodak Company                 38,800       2,570,500
------------------------------------------------------------
POLLUTION CONTROL -- 0.5%
 ............................................................
Waste Management, Inc.                36,000         618,750
------------------------------------------------------------
RAILROADS -- 1.5%
 ............................................................
CSX Corporation                       16,000         502,000
 ............................................................
Norfolk Southern Corporation          59,000       1,209,500
 ..................... ......................     -----------
                                                   1,711,500
------------------------------------------------------------
REGIONAL BANKS -- 5.7%
 ............................................................
Bank One Corporation                  52,600       1,686,488
 ............................................................
First Security Corporation            35,800         914,019
 ............................................................
First Union Corporation               42,700       1,401,094
 ............................................................
FleetBoston Financial
  Corporation                         23,800         828,538
 ............................................................
KeyCorp                               48,800       1,079,700
 ............................................................
UnionBanCal Corporation               14,900         587,619
 ..................... ......................     -----------
                                                   6,497,458
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
RETAIL: DEPARTMENT STORES -- 1.2%
 ............................................................
May Department Stores Company         40,800    $  1,315,800
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 2.0%
 ............................................................
J.C. Penney Company, Inc.             46,000         917,125
 ............................................................
Sears, Roebuck & Company              46,000       1,400,125
 ..................... ......................     -----------
                                                   2,317,250
------------------------------------------------------------
SAVINGS & LOANS -- 1.9%
 ............................................................
Washington Mutual, Inc.               85,400       2,220,400
------------------------------------------------------------
SMALL LOANS & FINANCE -- 3.7%
 ............................................................
Fannie Mae                            39,600       2,472,525
 ............................................................
Household International, Inc.         45,000       1,676,250
 ..................... ......................     -----------
                                                   4,148,775
------------------------------------------------------------
STEEL -- 2.6%
 ............................................................
USX-U.S. Steel Group, Inc.            90,500       2,986,500
------------------------------------------------------------
TELEPHONE -- 8.4%
 ............................................................
AT&T Corporation                      56,000       2,842,000
 ............................................................
ALLTEL Corporation                    28,800       2,381,400
 ............................................................
Bell Atlantic Corporation             33,400       2,056,188
 ............................................................
GTE Corporation                       13,700         966,706
 ............................................................
SBC Communications, Inc.              27,000       1,316,250
 ..................... ......................     -----------
                                                   9,562,544
------------------------------------------------------------
TOBACCO -- 2.4%
 ............................................................
Philip Morris Companies, Inc.        117,300       2,719,894
------------------------------------------------------------
TRUCKERS/AIR FREIGHT -- 0.4%
 ............................................................
Ryder System, Inc.                    18,200         444,762
------------------------------------------------------------
Total common stock (cost
  $102,123,535)                                  110,275,142
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

         VARIABLE RATE            Principal
     DEMAND NOTES* -- 2.4%          Amount         Value
------------------------------------------------------------
General Mills, Inc., 6.095%       $2,451,178    $  2,451,178
 ............................................................
Pitney Bowes, Inc., 6.095%           313,532         313,532
------------------------------------------------------------
Total variable rate demand
  notes (cost $2,764,710)                          2,764,710
------------------------------------------------------------
Total investments -- 99.7%
  (cost $104,888,245)                            113,039,852
 ............................................................
Other assets in excess of
  liabilities -- 0.3%                                365,706
 ..................... ......................     -----------
Total net assets -- 100.0%                      $113,405,558
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 1999.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                  MID-CAP FUND

      COMMON STOCKS -- 92.8%          Shares        Value
------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.1%
 ............................................................
Northrop Grumman Corporation            4,000     $  216,250
------------------------------------------------------------
AIRLINES -- 1.7%
 ............................................................
KLM NV                                  4,750        118,453
------------------------------------------------------------
ALUMINUM -- 1.1%
 ............................................................
Reynolds Metals Company                 1,000         76,625
------------------------------------------------------------
APPAREL & TEXTILES -- 1.8%
 ............................................................
Russell Corporation                     8,100        135,675
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 1.7%
 ............................................................
Whirlpool Corporation                   1,800        117,113
------------------------------------------------------------
AUTO PARTS -- 3.6%
 ............................................................
Dana Corporation                        2,072         62,030
 ............................................................
Lear Corporation #                      2,800         89,600
 ............................................................
Meritor Automotive, Inc.                5,000         96,875
 ...................... .......................     ---------
                                                     248,505
------------------------------------------------------------
CHEMICALS -- 7.8%
 ............................................................
Air Products and Chemicals, Inc.        2,800         93,975
 ............................................................
Cytec Industries, Inc. #                7,300        168,812
 ............................................................
Eastman Chemical Company                  900         42,919
 ............................................................
Millenium Chemicals, Inc.               4,500         88,875
 ............................................................
Olin Corporation                        7,500        148,594
 ...................... .......................     ---------
                                                     543,175
------------------------------------------------------------
CONTAINERS -- 1.8%
 ............................................................
Pactiv Corporation #                   11,600        123,250
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.5%
 ............................................................
UCAR International, Inc. #              9,600        171,000
------------------------------------------------------------
ELECTRICAL UTILITIES -- 6.7%
 ............................................................
CMP Group, Inc.                         6,500        179,155
 ............................................................
Illinova Corporation                    3,100        107,725
 ............................................................
P P & L Resources, Inc.                 4,339         99,255
 ............................................................
SCANA Corporation                       3,000         80,625
 ...................... .......................     ---------
                                                     466,760
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
ELECTRONICS -- 1.4%
 ............................................................
Amphenol Corporation #                  1,000     $   66,563
 ............................................................
MEMC Electronic Materials, Inc. #       2,700         33,075
 ...................... .......................     ---------
                                                      99,638
------------------------------------------------------------
ENERGY: MISC. -- 0.5%
 ............................................................
MidAmerican Energy Holdings
  Company                               1,000         33,688
------------------------------------------------------------
FINANCE: MISC. -- 1.8%
 ............................................................
Radian Group, Inc.                      2,600        124,150
------------------------------------------------------------
FOODS -- 4.4%
 ............................................................
Dean Foods Company                      2,300         91,425
 ............................................................
Interstate Bakeries Corporation         5,800        105,125
 ............................................................
Nabisco Group Holdings Corporation     10,400        110,500
 ...................... .......................     ---------
                                                     307,050
------------------------------------------------------------
HEALTHCARE: DRUGS -- 0.2%
 ............................................................
Bergen Brunswig
  Corporation -- Class A                1,600         13,300
------------------------------------------------------------
HEALTHCARE: MISC. -- 0.6%
 ............................................................
Beverly Enterprises, Inc. #             9,000         39,375
------------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 2.1%
 ............................................................
Total Renal Care Holdings, Inc. #      22,100        147,794
------------------------------------------------------------
INSURANCE: LIFE -- 4.1%
 ............................................................
ESG Re Limited                         41,200        285,825
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 1.1%
 ............................................................
Harleysville Group, Inc.                5,500         78,375
------------------------------------------------------------
INSURANCE: PROPERTY
  CASUALTY -- 0.6%
 ............................................................
IPC Holdings Limited                    3,000         44,625
------------------------------------------------------------
INVESTMENT BANKING & BROKERAGE -- 0.8%
 ............................................................
Countrywide Credit Industries,
  Inc.                                  2,300         58,075
------------------------------------------------------------
MACHINERY -- 2.6%
 ............................................................
CNH Global N.V.                        13,700        182,381
------------------------------------------------------------
MISCELLANEOUS -- 0.5%
 ............................................................
American Coin Merchandising, Inc.
  #                                    13,000         35,750
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                  MID-CAP FUND

                                      Shares        Value
------------------------------------------------------------
OIL: DOMESTIC -- 6.9%
 ............................................................
Conoco, Inc.                            2,900     $   72,137
 ............................................................
Occidental Petroleum Corporation        6,300        136,237
 ............................................................
Sunoco, Inc.                            4,000         94,000
 ............................................................
Ultramar Diamond Shamrock
  Corporation                           2,600         58,988
 ............................................................
Valero Energy Corporation               6,100        121,238
 ...................... .......................     ---------
                                                     482,600
------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 2.3%
 ............................................................
Triton Energy Limited #                 7,700        158,813
------------------------------------------------------------
PAPER -- 3.3%
 ............................................................
Bowater Incorporated                      600         32,588
 ............................................................
Chesapeake Corporation                  1,800         54,900
 ............................................................
Consolidated Papers, Inc.               4,500        143,156
 ...................... .......................     ---------
                                                     230,644
------------------------------------------------------------
POLLUTION CONTROL -- 2.1%
 ............................................................
Waste Management, Inc.                  8,400        144,375
------------------------------------------------------------
REAL ESTATE -- 3.6%
 ............................................................
Brookfield Properties Corporation       6,500         68,250
 ............................................................
Equity Office Properties                4,500        110,813
 ............................................................
Kilroy Realty Corporation               1,700         37,400
 ............................................................
Mack-Cali Realty Corporation            1,400         36,487
 ...................... .......................     ---------
                                                     252,950
------------------------------------------------------------
REGIONAL BANKS -- 2.3%
 ............................................................
Colonial BancGroup, Inc.                6,500         67,438
 ............................................................
UnionBanCal Corporation                 2,300         90,705
 ...................... .......................     ---------
                                                     158,143
------------------------------------------------------------
SAVINGS & LOANS -- 0.8%
 ............................................................
Charter One Financial, Inc.             2,756         52,709
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
SHIPPING -- 8.5%
 ............................................................
Knightsbridge Tankers Ltd.             14,500     $  195,750
 ............................................................
OMI Corporation #                      40,500         83,531
 ............................................................
Overseas Shipholding Group, Inc.        5,500         81,468
 ............................................................
Teekay Shipping Corporation            14,400        229,500
 ...................... .......................     ---------
                                                     590,249
------------------------------------------------------------
SPECIALIZED SERVICES -- 2.5%
 ............................................................
Pittston Brink's Group                  8,000        176,000
------------------------------------------------------------
STEEL -- 6.2%
 ............................................................
AK Steel Holding Corporation           11,615        219,233
 ............................................................
USX-U.S. Steel Group, Inc.              6,500        214,500
 ...................... .......................     ---------
                                                     433,733
------------------------------------------------------------
TOBACCO -- 1.8%
 ............................................................
R.J. Reynolds Tobacco Holdings,
  Inc.                                  4,200         74,025
 ............................................................
Universal Corporation/VA                2,200         50,188
 ...................... .......................     ---------
                                                     124,213
------------------------------------------------------------
Total common stock
  (cost $7,291,691)                                6,471,261
------------------------------------------------------------
                       VARIABLE RATE Principal
                   DEMAND NOTES* -- 7.Amount
------------------------------------------------------------
General Mills, Inc., 6.095%          $187,709        187,709
 ............................................................
Pitney Bowes, Inc., 6.095%            299,559        299,559
------------------------------------------------------------
Total variable rate demand notes
  (cost $487,268)                                    487,268
------------------------------------------------------------
Total investments -- 99.8%
  (cost $7,778,959)                                6,958,529
 ............................................................
Other assets in excess of
  liabilities -- 0.2%                                 14,393
 ...................... .......................     ---------
                                                  $6,972,922
Total net assets -- 100.0%
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations are payable and on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

     COMMON STOCKS -- 94.9%          Shares        Value
-----------------------------------------------------------
AEROSPACE/DEFENSE -- 3.4%
 ...........................................................
AVTEAM, Inc. #                       227,200    $ 1,221,200
-----------------------------------------------------------
APPAREL & TEXTILES -- 1.0%
 ...........................................................
Russell Corporation                   21,100        353,425
-----------------------------------------------------------
AUTO PARTS -- 4.4%
 ...........................................................
Stoneridge, Inc. #                    39,000        602,063
 ...........................................................
Titan International, Inc.            145,700        947,050
 ..................... ......................     ----------
                                                  1,549,113
-----------------------------------------------------------
AUTO REPAIR -- 0.1%
 ...........................................................
Midas, Inc.                            1,500         32,813
-----------------------------------------------------------
BROADCAST MEDIA -- 0.6%
 ...........................................................
Groupe AB SA ADR #                    39,200        220,500
-----------------------------------------------------------
CHEMICALS -- 1.9%
 ...........................................................
The Carbide/Graphite Group, Inc.
  #                                  102,800        668,200
-----------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 7.6%
 ...........................................................
Creative Technology, Ltd.             78,400      1,362,200
 ...........................................................
THQ Inc. #                            56,950      1,320,528
 ..................... ......................     ----------
                                                  2,682,728
-----------------------------------------------------------
COMPUTER SYSTEMS -- 3.4%
 ...........................................................
Hutchinson Technology, Inc. #         15,800        335,750
 ...........................................................
Radisys Corporation #                  7,500        382,500
 ...........................................................
Tech Data Corporation #               18,300        496,388
 ..................... ......................     ----------
                                                  1,214,638
-----------------------------------------------------------
DIVERSIFIED COMPANIES -- 2.7%
 ...........................................................
Playboy Enterprises, Inc. Class A
  #                                   31,900        653,950
 ...........................................................
Playboy Enterprises, Inc. #           12,100        294,181
 ..................... ......................     ----------
                                                    948,131
-----------------------------------------------------------

-----------------------------------------------------------
                                     Shares        Value
ELECTRICAL UTILITY -- 5.5%
 ...........................................................
CH Energy Group, Inc.                  2,000    $    66,000
 ...........................................................
CMP Group, Inc.                       56,800      1,565,550
 ...........................................................
Cleco Corporation                      2,600         83,362
 ...........................................................
Public Service Company of New
  Mexico                               4,200         68,250
 ...........................................................
RGS Energy Group, Inc.                 3,300         67,856
 ...........................................................
The United Illuminating Company        2,000        102,750
 ..................... ......................     ----------
                                                  1,953,768
-----------------------------------------------------------
ENGINEERING AND CONSTRUCTION -- 1.1%
 ...........................................................
Stone & Webster, Inc.                 23,900        401,819
-----------------------------------------------------------
FOODS -- 7.8%
 ...........................................................
The Earthgrains Company               18,200        293,475
 ...........................................................
Interstate Bakeries Corporation       59,400      1,076,625
 ...........................................................
J & J Snack Foods Corporation #       67,900      1,391,950
 ..................... ......................     ----------
                                                  2,762,050
-----------------------------------------------------------
HEALTHCARE: MISC. -- 1.6%
 ...........................................................
Beverly Enterprises, Inc. #          132,500        579,688
-----------------------------------------------------------
HOME BUILDING/MANUFACTURED
  HOUSING -- 3.1%
 ...........................................................
Centex Corporation                     7,200        177,750
 ...........................................................
Lennar Corporation                    25,200        409,500
 ...........................................................
Pulte Corporation                      6,600        148,500
 ...........................................................
Toll Brothers, Inc. #                 19,500        363,188
 ..................... ......................     ----------
                                                  1,098,938
-----------------------------------------------------------
HOSPITAL/HEALTHCARE MANAGEMENT -- 5.7%
 ...........................................................
Total Renal Care Holdings, Inc. #    197,900      1,323,456
 ...........................................................
Ventas, Inc.                         165,000        690,938
 ..................... ......................     ----------
                                                  2,014,394
-----------------------------------------------------------
INSURANCE: LIFE -- 4.9%
 ...........................................................
ESG Re Limited                       251,000      1,741,313
-----------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.9%
 ...........................................................
Enhance Financial Services Group,
  Inc.                                11,300        183,625
 ...........................................................
Horace Mann Educators Corporation     43,600        855,650
 ..................... ......................     ----------
                                                  1,039,275
-----------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

                                     Shares        Value
-----------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 0.5%
 ...........................................................
Stirling Cooke Brown Holdings
  Limited                             95,100    $   184,256
-----------------------------------------------------------
INVESTMENT BANKING & BROKERAGE -- 2.1%
 ...........................................................
PIMCO Advisors Holdings LP            19,500        734,906
-----------------------------------------------------------
MACHINERY -- 8.4%
 ...........................................................
CNH Global NV                         80,100      1,066,330
 ...........................................................
Denison International PLC ADR #      130,700      1,339,675
 ...........................................................
Hawk Corporation Class A #            96,300        559,744
 ..................... ......................     ----------
                                                  2,965,749
-----------------------------------------------------------
MISCELLANEOUS -- 4.6%
 ...........................................................
American Coin Merchandising, Inc.
  #                                  282,000        775,500
 ...........................................................
Mac-Gray Corporation #                40,300        153,644
 ...........................................................
Ralcorp Holdings, Inc. #              35,200        701,800
 ..................... ......................     ----------
                                                  1,630,944
-----------------------------------------------------------
NATURAL GAS -- 0.5%
 ...........................................................
MDU Resources Group, Inc.              4,000         80,000
 ...........................................................
UGI Corporation                        4,400         89,924
 ..................... ......................     ----------
                                                    169,924
-----------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 2.3%
 ...........................................................
Triton Energy Limited #               39,400        812,625
-----------------------------------------------------------
PROFESSIONAL SERVICES -- 0.8%
 ...........................................................
FirstService Corporation #            16,100        220,369
 ...........................................................
Strayer Education, Inc.                2,600         51,350
 ..................... ......................     ----------
                                                    271,719
-----------------------------------------------------------
RESTAURANTS -- 1.6%
 ...........................................................
IHOP Corp. #                          33,900        565,706
-----------------------------------------------------------
RETAIL: SPECIALTY -- 3.4%
 ...........................................................
Friedman's, Inc.                     159,000      1,192,500
-----------------------------------------------------------
SHIPPING -- 1.1%
 ...........................................................
Knightsbridge Tankers Ltd.             6,000         81,000
 ...........................................................
Omi Corporation #                    104,500        215,531
 ...........................................................
Teekay Shipping Corporation            5,400         86,063
 ..................... ......................     ----------
                                                    382,594
-----------------------------------------------------------

-----------------------------------------------------------
                                     Shares        Value
SHOES -- 3.9%
 ...........................................................
Payless ShoeSource, Inc. #            29,200    $ 1,372,400
-----------------------------------------------------------
SPECIALIZED SERVICES -- 4.8%
 ...........................................................
Pittston Brink's Group                77,500      1,705,000
-----------------------------------------------------------
STEEL -- 1.4%
 ...........................................................
AK Steel Holding Corporation          26,879        507,341
-----------------------------------------------------------
TRUCKER/AIR FREIGHT -- 1.8%
 ...........................................................
AirNet Systems, Inc. #                91,600        652,650
-----------------------------------------------------------
Total common stock (cost
  $48,770,349)                                   33,630,307
-----------------------------------------------------------
                       VARIABLE RATEPrincipal
                 DEMAND NOTES* -- -- Amount
------------------------------------------------------------
General Mills, Inc., 6.095%         $890,785         890,785
------------------------------------------------------------
Total variable rate demand notes
  (cost $890,785)                                    890,785
------------------------------------------------------------
Total investments -- 97.4% (cost
  $49,661,134)                                    34,521,092
 ............................................................
Other assets in excess of liabilities -- 2.6%        922,686
 ...................... ......................     ----------
                                                 $35,443,778
Total net assets -- 100.0%
------------------------------------------------------------

* -- Variable rate demand notes are considered short-term obligations are payable and on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

COMMON
STOCKS -- 95.5%                   Shares          Value
------------------------------------------------------------
AUSTRALIA -- 1.5%
------------------------------------------------------------
REGIONAL BANKS -- 1.5%
 ............................................................
Australia and New Zealand
  Banking Group, Ltd.            2,881,895    $   20,956,870
 .................... .....................     -------------
                                                  20,956,870
Total Australia
------------------------------------------------------------
AUSTRIA -- 0.4%
------------------------------------------------------------
STEEL -- 0.4%
 ............................................................
Boehler -- Uddeholm AG             135,350         6,243,043
 .................... .....................     -------------
                                                   6,243,043
Total Austria
------------------------------------------------------------
CANADA -- 3.0%
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.0%
 ............................................................
Clarica Life Insurance Co.         559,318        10,079,246
 ............................................................
Manulife Financial
  Corporation #                  1,497,147        19,145,059
 .................... .....................     -------------
                                                  29,224,305
------------------------------------------------------------
METALS: MISC. -- 1.0%
 ............................................................
Noranda, Inc.                    1,034,729        13,913,111
 .................... .....................     -------------
                                                  43,137,416
Total Canada
------------------------------------------------------------
FINLAND -- 2.1%
------------------------------------------------------------
PAPER -- 2.1%
 ............................................................
UPM-Kymmene OYJ                    754,385        30,389,653
 .................... .....................     -------------
                                                  30,389,653
Total Finland
------------------------------------------------------------
FRANCE -- 9.1%
------------------------------------------------------------
BEVERAGES -- 1.2%
 ............................................................
Pernod Ricard SA                   309,223        17,688,570
------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 ............................................................
Lafarge SA                         156,767        18,250,933
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.1%
 ............................................................
BIC                                324,259        14,754,037
------------------------------------------------------------
OIL: INTERNATIONAL -- 3.0%
 ............................................................
Elf Aquitaine SA                        12             1,849
 ............................................................
Total Fina SA                      321,891        42,953,376
 .................... .....................     -------------
                                                  42,955,225
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
STOCKS -- 95.5%                   Shares          Value
REGIONAL BANKS -- 2.5%
 ............................................................
Banque Nationale de Paris          388,160    $   35,807,900
 .................... .....................     -------------
                                                 129,456,665
Total France
------------------------------------------------------------
GERMANY -- 6.5%
------------------------------------------------------------
CHEMICALS -- 2.9%
 ............................................................
Aventis SA                         487,860        28,251,102
 ............................................................
SGL Carbon AG #                    192,820        12,816,475
 .................... .....................     -------------
                                                  41,067,577
------------------------------------------------------------
CONSUMER DURABLES: MISC. -- 1.0%
 ............................................................
Buderus AG                         831,975        14,076,418
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
Commerzbank AG                     442,455        16,241,990
------------------------------------------------------------
UTILITIES: MISC. -- 1.5%
 ............................................................
VEBA AG                            442,690        21,511,447
 .................... .....................     -------------
                                                  92,897,432
Total Germany
------------------------------------------------------------
HONG KONG -- 3.0%
------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.7%
 ............................................................
Shandong International Power
  Development Company Limited   67,810,000         9,595,386
------------------------------------------------------------
METALS: MISC. -- 0.3%
 ............................................................
Yanzhou Coal Mining Co., Ltd.   14,414,000         3,986,566
------------------------------------------------------------
PUBLISHING -- 1.4%
 ............................................................
South China Morning Post
  (Holdings), Ltd.              23,057,000        19,872,552
------------------------------------------------------------
REAL ESTATE -- 0.6%
 ............................................................
Hang Lung Development Company    8,046,000         9,108,329
 .................... .....................     -------------
                                                  42,562,833
Total Hong Kong
------------------------------------------------------------
IRELAND -- 4.3%
------------------------------------------------------------
FOODS -- 1.1%
 ............................................................
Greencore Group PLC              4,885,960        15,007,983
------------------------------------------------------------
PAPER -- 1.7%
 ............................................................
Jefferson Smurfit Group PLC      8,121,995        24,538,984
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
REGIONAL BANKS -- 1.5%
 ............................................................
Allied Irish Banks PLC           1,916,455    $   21,848,300
 .................... .....................     -------------
                                                  61,395,267
Total Ireland
------------------------------------------------------------
ITALY -- 3.9%
------------------------------------------------------------
OIL: INTERNATIONAL -- 1.3%
 ............................................................
ENI SPA                          3,496,624        19,227,117
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
 ............................................................
Telecom Italia SPA               2,589,200        36,506,167
 .................... .....................     -------------
                                                  55,733,284
Total Italy
------------------------------------------------------------
JAPAN -- 7.1%
------------------------------------------------------------
ELECTRONICS -- 3.8%
 ............................................................
Nintendo Co., Ltd.                 329,500        54,779,764
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 1.3%
 ............................................................
Canon, Inc.                        483,000        19,199,955
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Promise Company, Ltd.              261,300        13,303,619
 ............................................................
Sanyo Shinpan Finance Co.,
  Ltd.                             431,100        14,773,150
 .................... .....................     -------------
                                                  28,076,769
 .................... .....................     -------------
                                                 102,056,488
Total Japan
------------------------------------------------------------
NETHERLANDS -- 10.6%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Akzo Nobel N.V.                    457,606        22,950,579
------------------------------------------------------------
DISTRIBUTORS -- 0.5%
 ............................................................
Buhrmann N.V.                      439,620         6,618,982
------------------------------------------------------------
ELECTRONICS -- 2.5%
 ............................................................
Philips Electronics N.V.           267,371        36,351,360
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.9%
 ............................................................
Fortis (NL) N.V.                   474,592        17,087,128
 ............................................................
ING Groep N.V.                     400,916        24,201,524
 .................... .....................     -------------
                                                  41,288,652
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
ABN AMRO Holding N.V.              627,300        15,667,495
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
TELECOMMUNICATIONS -- 2.0%
 ............................................................
Koninklijke KPN N.V.               288,275    $   28,132,178
 .................... .....................     -------------
                                                 151,009,246
Total Netherlands
------------------------------------------------------------
NEW ZEALAND -- 2.2%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
 ............................................................
Telecom Corporation of New
  Zealand                        6,746,390        31,652,038
 .................... .....................     -------------
                                                  31,652,038
Total New Zealand
------------------------------------------------------------
NORWAY -- 0.6%
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.6%
 ............................................................
Kvaerner PLC -- Class A #          400,043         8,394,118
 .................... .....................     -------------
                                                   8,394,118
Total Norway
------------------------------------------------------------
PORTUGAL -- 1.9%
------------------------------------------------------------
TELEPHONE -- 1.9%
 ............................................................
Portugal Telecom SA              2,517,961        27,615,282
 .................... .....................     -------------
                                                  27,615,282
Total Portugal
------------------------------------------------------------
SINGAPORE -- 5.0%
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 2.5%
 ............................................................
Creative Technology, Ltd.        2,037,162        35,395,690
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.7%
 ............................................................
Jardine Matheson Holdings,
  Ltd.                           2,450,200         9,653,788
------------------------------------------------------------
MONEY CENTER BANKS -- 1.8%
 ............................................................
United Overseas Bank             3,006,432        26,527,337
 .................... .....................     -------------
                                                  71,576,815
Total Singapore
------------------------------------------------------------
SPAIN -- 2.1%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telefonica S.A.                  1,197,999        29,921,319
 .................... .....................     -------------
                                                  29,921,319
Total Spain
------------------------------------------------------------
SWEDEN -- 1.7%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.7%
 ............................................................
Electrolux AB -- Class B           952,940        23,977,991
 .................... .....................     -------------
                                                  23,977,991
Total Sweden
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
SWITZERLAND -- 5.8%
------------------------------------------------------------
BUILDING MATERIALS -- 1.9%
 ............................................................
Geberit International AG            76,704    $   26,243,932
------------------------------------------------------------
MACHINERY -- 2.1%
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding "registered" 19,682        11,738,355
 ............................................................
Sulzer AG "registered" #            28,456        18,489,646
 .................... .....................     -------------
                                                  30,228,001
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.8%
 ............................................................
Novartis AG "registered"            17,873        26,233,507
 .................... .....................     -------------
                                                  82,705,440
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 24.7%
------------------------------------------------------------
AIRLINES -- 1.4%
 ............................................................
BAA PLC                          2,868,182        20,153,439
------------------------------------------------------------
AUTO -- 0.8%
 ............................................................
Lex Service PLC                  1,865,410        11,209,092
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Allied Domecq PLC                2,351,684        11,623,946
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Hanson PLC                       2,562,907        21,485,893
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 7.2%
 ............................................................
Cookson Group PLC                6,446,390        26,032,134
 ............................................................
Invensys PLC                     1,199,107         6,527,412
 ............................................................
TI Group PLC                     3,433,020        26,340,447
 ............................................................
Tomkins PLC                      7,986,267        25,800,434
 ............................................................
Williams PLC                     4,015,430        18,274,655
 .................... .....................     -------------
                                                 102,975,082
------------------------------------------------------------
FOODS -- 0.8%
 ............................................................
Unilever PLC                     1,535,910        11,300,752
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.2%
 ............................................................
Reckitt Benckiser PLC            1,812,521        16,995,677
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE: MULTI-LINE -- 2.4%
 ............................................................
Allied Zurich AG PLC             1,260,884    $   14,857,770
 ............................................................
CGU PLC                          1,243,995        20,044,016
 .................... .....................     -------------
                                                  34,901,786
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.9%
 ............................................................
Medeva PLC                       4,473,240        12,572,587
------------------------------------------------------------
PUBLISHING -- 2.6%
 ............................................................
Reed International PLC           1,983,090        14,847,227
 ............................................................
United News & Media PLC          1,730,665        22,056,836
 .................... .....................     -------------
                                                  36,904,063
------------------------------------------------------------
REGIONAL BANKS -- 2.7%
 ............................................................
Lloyds TSB Group PLC             1,461,987        18,290,186
 ............................................................
National Westminster Bank PLC      953,681        20,488,396
 .................... .....................     -------------
                                                  38,778,582
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 ............................................................
British Telecommunications
  PLC                              809,573        19,785,550
------------------------------------------------------------
TOBACCO -- 1.0%
 ............................................................
B.A.T. Industries PLC            2,435,894        13,840,306
 .................... .....................     -------------
                                                 352,526,755
Total United Kingdom
------------------------------------------------------------
Total common stocks
  (cost $1,133,162,788)                        1,364,207,955
------------------------------------------------------------
PREFERRED STOCKS -- 0.9%
------------------------------------------------------------
GERMANY -- 0.9%
------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
 ............................................................
Dyokerhoff AG                      396,320        12,133,670
 .................... .....................     -------------
                                                  12,133,670
Total Germany
------------------------------------------------------------
Total preferred stocks
  (cost $13,182,487)                              12,133,670
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

         SHORT-TERM             Principal
     INVESTMENTS -- 3.9%          Amount          Value
------------------------------------------------------------
COMMERCIAL PAPER -- 3.9%
 ............................................................
Armstrong World Industries,
  Inc., 6.90%, 1/04/2000 4(2)   $1,100,000    $    1,099,367
 ............................................................
BMW U.S. Capital Corporation,
  6.50%, 1/04/2000                 300,000           299,837
 ............................................................
Countrywide Funding, 6.60%,
  1/04/2000                      4,850,000         4,847,333
 ............................................................
Edison International, 6.55%,
  1/10/2000 4(2)                 7,000,000         6,988,538
 ............................................................
Exxon Credit Corporation,
  5.50%, 1/04/2000 4(2)            250,000           249,885
 ............................................................
Ford Motor Credit Company,
  6.49%, 1/04/2000               9,700,000         9,694,754
 ............................................................
Safeway, Inc., 7.21%,
  1/04/2000 4(2)                 9,650,000         9,644,205
 ............................................................
Tyco International, Inc.,
  6.25%, 1/10/2000 4(2)          1,900,000         1,897,031
 ............................................................
Union Carbide Corporation,
  5.05%, 1/03/2000 4(2)         14,807,000        14,802,845
 ............................................................
Union Carbide Corporation,
  5.25%, 1/05/2000 4(2)          6,200,000         6,196,383
------------------------------------------------------------
Total short-term investments
  (cost $55,720,178)                              55,720,178
------------------------------------------------------------
Total investments -- 100.3%
  (cost $1,202,065,453)                        1,432,061,803
 ............................................................
Liabilities in excess of
  other assets -- (0.3)%                          (4,444,772)
 .................... .....................     -------------
                                              $1,427,617,031
Total net assets -- 100.0%
------------------------------------------------------------

# -- Non-income producing security.

4(2) -- Restricted security requiring resale to institutional investors.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

      COMMON STOCKS -- 97.1%          Shares        Value
------------------------------------------------------------
AUSTRALIA -- 1.8%
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.2%
 ............................................................
Reinsurance Australia Corporation,
  Ltd.                                 39,233     $   13,646
------------------------------------------------------------
REGIONAL BANKS -- 1.6%
 ............................................................
Australia and New Zealand Banking
  Group, Ltd.                          16,940        123,186
 ...................... .......................     ---------
                                                     136,832
Total Australia
------------------------------------------------------------
CANADA -- 3.2%
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.0%
 ............................................................
Clarica Life Insurance Co.              2,685         48,385
 ............................................................
Manulife Financial Corporation #        8,921        101,174
 ...................... .......................     ---------
                                                     149,559
------------------------------------------------------------
METALS: MISC. -- 1.2%
 ............................................................
Noranda, Inc.                           6,385         85,854
 ...................... .......................     ---------
                                                     235,413
Total Canada
------------------------------------------------------------
FRANCE -- 4.6%
------------------------------------------------------------
OFFICE EQUIPMENT &
  SUPPLIES -- 1.3%
 ............................................................
BIC                                     2,135         97,144
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.9%
 ............................................................
Total Fina SA                             514         68,589
------------------------------------------------------------
REGIONAL BANKS -- 2.4%
 ............................................................
Banque Nationale de Paris               1,955        180,349
 ...................... .......................     ---------
                                                     346,082
Total France
------------------------------------------------------------
GERMANY -- 4.2%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Aventis SA                              2,070        119,857
------------------------------------------------------------
REGIONAL BANKS -- 1.3%
 ............................................................
Commerzbank AG                          2,500         91,772
------------------------------------------------------------
UTILITIES: MISC. -- 1.3%
 ............................................................
VEBA AG                                 2,014         97,865
 ...................... .......................     ---------
                                                     309,494
Total Germany
------------------------------------------------------------
HONG KONG -- 4.9%
------------------------------------------------------------
METALS: MISC. -- 1.1%
 ............................................................
Yanzhou Coal Mining Co., Ltd.         284,000         78,548
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
REAL ESTATE -- 1.0%
 ............................................................
New World Development Co., Ltd.        33,000     $   74,290
------------------------------------------------------------
REGIONAL BANKS -- 1.6%
 ............................................................
Dao Heng Bank Group, Ltd.              23,500        121,224
------------------------------------------------------------
RETAIL: GENERAL
  MERCHANDISE -- 1.2%
 ............................................................
Dickson Concepts International,
  Ltd.                                 73,500         92,659
 ...................... .......................     ---------
                                                     366,721
Total Hong Kong
------------------------------------------------------------
IRELAND -- 4.1%
------------------------------------------------------------
FOODS -- 0.9%
 ............................................................
Greencore Group PLC                    21,160         64,996
------------------------------------------------------------
PAPER -- 2.1%
 ............................................................
Jefferson Smurfit Group PLC            53,130        160,522
------------------------------------------------------------
REGIONAL BANKS -- 1.1%
 ............................................................
Allied Irish Banks PLC                  7,073         80,635
 ...................... .......................     ---------
                                                     306,153
Total Ireland
------------------------------------------------------------
ITALY -- 3.7%
------------------------------------------------------------
OIL: INTERNATIONAL -- 1.4%
 ............................................................
ENI SPA                                19,100        105,026
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.3%
 ............................................................
Telecom Italia SPA                     11,900        167,783
 ...................... .......................     ---------
                                                     272,809
Total Italy
------------------------------------------------------------
JAPAN -- 5.8%
------------------------------------------------------------
ELECTRONICS -- 3.8%
 ............................................................
Nintendo Co., Ltd.                      1,700        282,644
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Promise Company, Ltd.                   1,400         71,278
 ............................................................
Sanyo Shinpan Finance Co., Ltd.         2,400         82,244
 ...................... .......................     ---------
                                                     153,522
 ...................... .......................     ---------
                                                     436,166
Total Japan
------------------------------------------------------------
NETHERLANDS -- 8.8%
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
Akzo Nobel N.V.                         2,420        121,372
------------------------------------------------------------
ELECTRONICS -- 2.5%
 ............................................................
Philips Electronics N.V.                1,343        182,592
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                      Shares        Value
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 1.8%
 ............................................................
ING Groep N.V.                          2,255     $  136,124
------------------------------------------------------------
REGIONAL HOLDINGS -- 1.2%
 ............................................................
ABN AMRO Holding N.V.                   3,585         89,539
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Koninklijke KPN N.V.                    1,300        126,864
 ...................... .......................     ---------
                                                     656,491
Total Netherlands
------------------------------------------------------------
NEW ZEALAND -- 3.0%
------------------------------------------------------------
BUILDING MATERIALS -- 0.9%
 ............................................................
Fletcher Challenge Building            45,514         66,909
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telecom Corporation of New Zealand     32,767        153,733
 ...................... .......................     ---------
                                                     220,642
Total New Zealand
------------------------------------------------------------
PORTUGAL -- 1.7%
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Portugal Telecom SA                    11,551        126,684
 ...................... .......................     ---------
                                                     126,684
Total Portugal
------------------------------------------------------------
SINGAPORE -- 3.1%
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES -- 2.4%
 ............................................................
Creative Technology, Ltd.              10,260        178,268
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.7%
 ............................................................
Jardine Matheson Holdings, Ltd.        14,000         55,160
 ...................... .......................     ---------
                                                     233,428
Total Singapore
------------------------------------------------------------
SPAIN -- 2.1%
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.1%
 ............................................................
Telefonica S.A.                         6,296        157,249
 ...................... .......................     ---------
                                                     157,249
Total Spain
------------------------------------------------------------
SWEDEN -- 1.9%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.9%
 ............................................................
Electrolux AB -- Class B                5,525        139,021
 ...................... .......................     ---------
                                                     139,021
Total Sweden
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
SWITZERLAND -- 3.9%
------------------------------------------------------------
MACHINERY -- 1.9%
 ............................................................
Saurer AG "registered"                    141     $   68,071
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding
  "registered"                            126         75,146
 ...................... .......................     ---------
                                                     143,217
------------------------------------------------------------
MEDICAL PRODUCTS &
  SUPPLIES -- 2.0%
 ............................................................
Novartis AG "registered"                   99        145,310
 ...................... .......................     ---------
                                                     288,527
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 18.0%
------------------------------------------------------------
AIRLINES -- 1.1%
 ............................................................
BAA PLC                                11,880         83,475
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Allied Domecq PLC                      12,690         62,724
------------------------------------------------------------
BUILDING MATERIALS -- 1.6%
 ............................................................
Hanson PLC                             14,080        118,038
------------------------------------------------------------
CHEMICALS -- 1.0%
 ............................................................
Elementis PLC                          55,010         71,975
------------------------------------------------------------
DIVERSIFIED COMPANIES -- 3.2%
 ............................................................
Cookson Group PLC                      19,870         80,240
 ............................................................
Invensys PLC                           11,106         60,457
 ............................................................
Tomkins PLC                            29,832         96,375
 ...................... .......................     ---------
                                                     237,072
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 1.8%
 ............................................................
TI Group PLC                           17,640        135,346
------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
 ............................................................
Reckitt Benckiser PLC                   7,790         73,045
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 2.3%
 ............................................................
Allied Zurich AG PLC                    5,870         69,170
 ............................................................
CGU PLC                                 6,340        102,154
 ...................... .......................     ---------
                                                     171,324
------------------------------------------------------------
MEDICAL PRODUCTS &
  SUPPLIES -- 1.0%
 ............................................................
Medeva PLC                             25,878         72,733
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                      Shares        Value
------------------------------------------------------------
PUBLISHING -- 2.3%
 ............................................................
Reed International PLC                  8,700     $   65,136
 ............................................................
United News & Media PLC                 8,276        105,475
 ...................... .......................     ---------
                                                     170,611
------------------------------------------------------------
REGIONAL BANKS -- 1.4%
 ............................................................
Lloyds TSB Group PLC                    8,337        104,300
------------------------------------------------------------
TOBACCO -- 0.5%
 ............................................................
B.A.T. Industries PLC                   7,230         41,080
 ...................... .......................     ---------
                                                   1,341,723
Total United Kingdom
------------------------------------------------------------
UNITED STATES -- 22.3%
------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.8%
 ............................................................
Northrop Grumman Corporation            1,100         59,469
------------------------------------------------------------
AUTO PARTS -- 1.0%
 ............................................................
Dana Corporation                        2,400         71,850
------------------------------------------------------------
AUTOS & TRUCKS -- 0.9%
 ............................................................
Ford Motor Company                      1,260         67,331
------------------------------------------------------------
CONTAINERS -- 0.9%
 ............................................................
Pactiv Corporation #                    6,600         70,125
------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.6%
 ............................................................
GPU, Inc.                               1,590         47,601
------------------------------------------------------------
FOREST PRODUCTS -- 1.4%
 ............................................................
Weyerhaeuser Company                    1,450        104,128
------------------------------------------------------------
INSURANCE: PROPERTY
  CASUALTY -- 0.6%
 ............................................................
Safeco Corporation                      1,800         44,775
------------------------------------------------------------
MACHINERY -- 1.8%
 ............................................................
CNH Global N.V.                         9,750        129,797
------------------------------------------------------------
OFFICE EQUIPMENT &
  SUPPLIES -- 0.9%
 ............................................................
Xerox Corporation                       3,000         68,063
------------------------------------------------------------
OIL: DOMESTIC -- 2.3%
 ............................................................
Conoco, Inc. -- Class B                 4,000         99,500
 ............................................................
Occidental Petroleum Corporation        3,400         73,525
 ...................... .......................     ---------
                                                     173,025
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 1.2%
 ............................................................
Eastman Kodak Company                   1,400         92,750
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
RAILROADS -- 1.1%
 ............................................................
Norfolk Southern Company                4,000     $   82,000
------------------------------------------------------------
RETAIL: GENERAL
  MERCHANDISE -- 0.5%
 ............................................................
J.C. Penney Company, Inc.               1,700         33,894
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                 2,500         65,000
------------------------------------------------------------
SMALL LOANS & FINANCE -- 2.0%
 ............................................................
Fannie Mae                              1,050         65,559
 ............................................................
Household International, Inc.           2,210         82,323
 ...................... .......................     ---------
                                                     147,882
------------------------------------------------------------
TELEPHONE -- 4.5%
 ............................................................
AT&T Corporation                        1,950         98,963
 ............................................................
ALLTEL Corporation                      1,800        148,838
 ............................................................
GTE Corporation                         1,200         84,675
 ...................... .......................     ---------
                                                     332,476
------------------------------------------------------------
TOBACCO -- 0.9%
 ............................................................
Philip Morris Companies, Inc.           2,905         67,360
 ...................... .......................     ---------
                                                   1,657,526
Total United States
------------------------------------------------------------
Total common stock
  (cost $6,926,229)                                7,230,961
------------------------------------------------------------

SHORT-TERM                           Principal
INVESTMENTS -- 2.2%                   Amount
------------------------------------------------------------
VARIABLE RATE
DEMAND NOTES* -- 2.2%
------------------------------------------------------------
Chase Manhattan Bank, 3.9062%        $164,944        164,944
------------------------------------------------------------
CASH EQUIVALENTS -- 0.0%
------------------------------------------------------------
Chase Bank Domestic Liquidity Fund        689            689
------------------------------------------------------------
Total short-term investments (cost
  $165,633)                                          165,633
------------------------------------------------------------
Total investments -- 99.3%
  (cost $7,091,173)                                7,396,594
 ............................................................
Other assets in excess of
  liabilities -- 0.7%                                 50,873
 ...................... .......................     ---------
                                                  $7,447,467
Total net assets -- 100.0%
------------------------------------------------------------

# -- Non-income producing security.
* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of December 31, 1999.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

    COMMON STOCKS -- 47.1%          Shares          Value
------------------------------------------------------------
AEROSPACE -- 2.4%
 ............................................................
Lockheed Martin Corporation            34,800    $   761,250
 ............................................................
Northrop Grumman Corporation           16,200        875,812
 ............................................................
Rockwell International
  Corporation                           6,100        292,038
 ...................... ......................     ----------
                                                   1,929,100
------------------------------------------------------------
ALUMINUM -- 1.7%
 ............................................................
Alcoa, Inc.                               400         33,200
 ............................................................
Reynolds Metals Company                17,700      1,356,262
 ...................... ......................     ----------
                                                   1,389,462
------------------------------------------------------------
APPAREL & TEXTILES -- 0.3%
 ............................................................
Russell Corporation                    15,000        251,250
------------------------------------------------------------
APPLIANCE & HOUSEHOLD FURNITURE -- 0.6%
 ............................................................
Whirlpool Corporation                   7,300        474,956
------------------------------------------------------------
AUTO PARTS -- 2.3%
 ............................................................
Dana Corporation                       19,900        595,756
 ............................................................
Delphi Automotive Systems
  Corporation                          18,094        284,980
 ............................................................
Meritor Automotive, Inc.               10,700        207,313
 ............................................................
Tenneco Automotive Inc.                 9,860         91,821
 ............................................................
TRW Inc.                               11,700        607,669
 ...................... ......................     ----------
                                                   1,787,539
------------------------------------------------------------
AUTOS & TRUCKS -- 2.4%
 ............................................................
Ford Motor Company                     15,000        801,563
 ............................................................
General Motors Corporation             15,100      1,097,581
 ...................... ......................     ----------
                                                   1,899,144
------------------------------------------------------------
BEVERAGES -- 0.4%
 ............................................................
Anheuser-Busch Companies, Inc.          5,000        354,375
------------------------------------------------------------
CHEMICALS -- 1.6%
 ............................................................
The Dow Chemical Company                5,200        694,850
 ............................................................
Eastman Chemical Company               10,700        510,256
 ............................................................
Millennium Chemicals, Inc.              4,442         87,730
 ...................... ......................     ----------
                                                   1,292,836
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
CONTAINERS -- 0.7%
 ............................................................
Pactiv Corporation ##                  49,300    $   523,813
------------------------------------------------------------
ELECTRICAL UTILITIES -- 5.1%
 ............................................................
CMS Energy Corporation                 10,000        311,875
 ............................................................
DTE Energy Company                     12,700        398,462
 ............................................................
Edison International                    5,000        130,937
 ............................................................
Entergy Corporation                     8,100        208,575
 ............................................................
GPU, Inc.                               6,100        182,619
 ............................................................
Illinova Corporation                   20,000        695,000
 ............................................................
PECO Energy Company                    14,800        514,300
 ............................................................
P P & L Resources, Inc.                10,600        242,475
 ............................................................
Public Service Enterprises
  Group, Inc.                           7,400        257,612
 ............................................................
SCANA Corporation                      25,800        693,375
 ............................................................
Scottish Power PLC ADR                  7,366        206,248
 ............................................................
Texas Utilities Company                 6,600        234,713
 ...................... ......................     ----------
                                                   4,076,191
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.4%
 ............................................................
Harsco Corporation                      9,200        292,100
------------------------------------------------------------
FOREST PRODUCTS -- 1.6%
 ............................................................
Georgia-Pacific (Timber Group)         13,000        320,125
 ............................................................
Weyerhaeuser Company                   13,000        933,563
 ...................... ......................     ----------
                                                   1,253,688
------------------------------------------------------------
HEALTHCARE: DRUGS -- 0.0%
 ............................................................
American Home Products
  Corporation                             600         23,662
------------------------------------------------------------
HEALTHCARE: MEDICAL PRODUCTS & SUPPLIES -- 0.2%
 ............................................................
Baxter International, Inc.              2,200        138,187
------------------------------------------------------------
INSURANCE: LIFE -- 1.3%
 ............................................................
American General Corporation            8,000        607,000
 ............................................................
Lincoln National Corporation           11,600        464,000
 ...................... ......................     ----------
                                                   1,071,000
------------------------------------------------------------
INSURANCE: MULTI-LINE -- 0.3%
 ............................................................
Harleysville Group, Inc.               14,500        206,625
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
INSURANCE: PROPERTY CASUALTY -- 2.6%
 ............................................................
The Allstate Corporation               36,000    $   864,000
 ............................................................
Safeco Corporation                     19,500        485,063
 ............................................................
St. Paul Companies, Inc.               21,900        737,756
 ...................... ......................     ----------
                                                   2,086,819
------------------------------------------------------------
LEISURE/TOYS -- 0.5%
 ............................................................
Fortune Brands, Inc.                   11,000        363,687
------------------------------------------------------------
MACHINERY -- 1.0%
 ............................................................
CNH Global N.V                         60,300        802,744
------------------------------------------------------------
METALS: MISC. -- 0.5%
 ............................................................
Phelps Dodge Corporation                6,400        429,600
------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES -- 0.8%
 ............................................................
Xerox Corporation                      27,220        617,554
------------------------------------------------------------
OIL: DOMESTIC -- 3.4%
 ............................................................
Conoco Inc. -- Class B                 11,800        293,525
 ............................................................
Occidental Petroleum
  Corporation                          27,100        586,037
 ............................................................
Phillips Petroleum Company             14,400        676,800
 ............................................................
Sunoco Inc.                             4,200         98,700
 ............................................................
Ultramar Diamond Shamrock
  Corporation                          16,300        369,806
 ............................................................
USX-Marathon Group, Inc.               26,600        656,688
 ...................... ......................     ----------
                                                   2,681,556
------------------------------------------------------------
OIL: INTERNATIONAL -- 0.3%
 ............................................................
Texaco Inc.                             3,700        200,956
------------------------------------------------------------
PAPER -- 2.4%
 ............................................................
Georgia-Pacific Group                  10,600        537,950
 ............................................................
International Paper Company            24,100      1,360,144
 ...................... ......................     ----------
                                                   1,898,094
------------------------------------------------------------
PHOTOGRAPHY/IMAGING -- 1.0%
 ............................................................
Eastman Kodak Company                  12,500        828,125
------------------------------------------------------------
POLLUTION CONTROL -- 0.2%
 ............................................................
Waste Management, Inc.                 10,000        171,875
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
RAILROADS -- 1.0%
 ............................................................
CSX Corporation                        10,200    $   320,025
 ............................................................
Norfolk Southern Corporation           23,200        475,600
 ...................... ......................     ----------
                                                     795,625
------------------------------------------------------------
REGIONAL BANKS -- 2.0%
 ............................................................
Bank One Corporation                   18,300        586,744
 ............................................................
First Security Corporation              8,200        209,356
 ............................................................
First Union Corporation                15,800        518,437
 ............................................................
KeyCorp                                 9,100        201,338
 ...................... ......................     ----------
                                                   1,515,875
------------------------------------------------------------
RETAIL: DEPARTMENT STORES -- 0.6%
 ............................................................
May Department Stores Company          14,900        480,525
------------------------------------------------------------
RETAIL: GENERAL MERCHANDISE -- 1.2%
 ............................................................
J.C. Penney Company, Inc.              20,200        402,738
 ............................................................
Sears, Roebuck & Company               18,000        547,875
 ...................... ......................     ----------
                                                     950,613
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                29,000        754,000
------------------------------------------------------------
SMALL LOANS & FINANCE -- 1.6%
 ............................................................
Associates First Capital
  Corporation -- Class A                2,400         65,850
 ............................................................
Fannie Mae                             13,200        824,175
 ............................................................
Household International, Inc.          11,200        417,200
 ...................... ......................     ----------
                                                   1,307,225
------------------------------------------------------------
STEEL -- 1.3%
 ............................................................
USX-U.S. Steel Group, Inc.             30,600      1,009,800
------------------------------------------------------------
TELEPHONE -- 3.1%
 ............................................................
AT&T Corporation                       16,700        847,525
 ............................................................
ALLTEL Corporation                      9,400        777,262
 ............................................................
GTE Corporation                         4,200        296,363
 ............................................................
SBC Communications, Inc.               10,400        507,000
 ...................... ......................     ----------
                                                   2,428,150
------------------------------------------------------------
TOBACCO -- 1.4%
 ............................................................
Philip Morris Companies, Inc.          47,400      1,099,088
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
Total common stocks (cost
  $38,759,552)                                   $37,385,839
------------------------------------------------------------
CORPORATE BONDS -- 23.1%
------------------------------------------------------------
AIRLINES -- 1.4%
 ............................................................
NWA Trust, CLB, 11.30%,
  12/21/2012                      $ 1,034,769      1,145,300
------------------------------------------------------------
BANKS -- 3.7%
 ............................................................
Korea Development Bank,
  (Acquired 9/23/1999, cost
  $747,570), 7.625%, 10/01/2002
  r                                   750,000        747,772
 ............................................................
MBNA Corporation, 6.49%,
  6/17/2002 #                       1,500,000      1,492,881
 ............................................................
Wells Fargo Company, 6.625%,
  7/15/2004                           750,000        734,269
 ...................... ......................     ----------
                                                   2,974,922
------------------------------------------------------------
EUROBANKS -- 7.5%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 6.89%, 12/29/2049
  #                                 2,500,000      2,495,472
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #             2,000,000      1,975,340
 ............................................................
Okobank, CLB 9/09/2002, 6.62%,
  9/29/2049 #                       1,500,000      1,477,550
 ...................... ......................     ----------
                                                   5,948,362
------------------------------------------------------------
FINANCIAL SERVICES -- 6.3%
 ............................................................
Countrywide Home Loans, Inc.,
  6.655%, 3/16/2005 #               2,500,000      2,498,007
 ............................................................
Dana Credit Corporation,
  (Acquired 12/10/1999, cost
  $749,798), 7.25%, 12/16/2002
  r                                   750,000        745,057
 ............................................................
Ford Motor Credit Company,
  7.375%, 10/28/2009                  900,000        890,300
 ............................................................
Lehman Brothers Holdings,
  6.56%, 6/01/2001 #                  900,000        899,658
 ...................... ......................     ----------
                                                   5,033,022
------------------------------------------------------------

                                   Principal
                                    Amount          Value
------------------------------------------------------------
RETAIL -- 1.2%
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $747,645), 6.00%, 12/15/2005
  r                               $   750,000    $   562,500
 ............................................................
  7.125%, 1/15/2007                   475,000        361,000
 ...................... ......................     ----------
                                                     923,500
------------------------------------------------------------
STEEL -- 0.9%
 ............................................................
Pohang Iron & Steel, 7.50%,
  8/01/2002                           700,000        691,624
------------------------------------------------------------
TRANSPORTATION -- 1.3%
 ............................................................
Delta Air Lines ETC:
  9.90%, 1/02/2002                    150,000        155,979
 ............................................................
  10.50%, 4/30/2016                   750,000        872,066
 ...................... ......................     ----------
                                                   1,028,045
------------------------------------------------------------
UTILITIES -- 0.8%
 ............................................................
TXU Eastern Funding, CLB,
  6.45%, 5/15/2005                    700,000        660,050
------------------------------------------------------------
Total corporate bonds (cost
  $19,028,635)                                    18,404,825
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 8.2%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  8.00%, 1/15/2030'                 2,900,000      2,928,991
 ............................................................
  1588 SA, 7.05099%, 9/15/2023
  #                                   700,000        483,992
 ............................................................
Federal National Mortgage
  Association:
  1993-175 SD, 8.6319%,
  9/25/2008 #                         900,000        885,706
 ............................................................
  Pool #323977, 6.077%,
  9/01/2039                         2,221,005      2,129,011
 ...................... ......................     ----------
                                                   6,427,700
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association, 1994-53 E (PO),
  0.00%, 11/25/2023               $    98,051    $    81,281
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $5,336,602)                                6,508,981
------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 14.9%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 7.1%
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                         1,750,000      1,735,694
 ............................................................
Commercial Mortgage Asset
  Trust, CLB, 7.546%,
  12/17/2010                        1,150,000      1,142,416
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $1,104,141), 1998-1 A1,
  7.33%, 9/15/2007 r+               1,104,141        331,242
 ............................................................
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $1,399,872), CLB, 1998-1A A,
  6.125%, 1/20/2007 r               1,400,000      1,345,631
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1B, 8.15%, 3/04/2020             1,000,000      1,025,075
 ...................... ......................     ----------
                                                   5,580,058
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%
 ............................................................
PNC Mortgage Securities
  Corporation, CLB, 1996-1 A11,
  7.50%, 6/25/2026                  2,062,666      1,920,023
 ............................................................
Prudential Home Mortgage
  Securities, CLB, 1993-54 A17,
  6.44486%, 1/25/2024 #               500,000        355,000
 ...................... ......................     ----------
                                                   2,275,023
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                    Amount          Value
SECURITIES -- 14.9%
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 5.0%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB,
  1997-1 X (IO), 1.43733%,
  4/19/2015 #                     $21,795,156    $ 1,430,307
 ............................................................
Commercial Mortgage Asset
  Trust, (Acquired 7/22/1999,
  cost $2,546,254) CLB, 1999-C1
  X (IO), 1.56583%, 6/17/2000 #
  r                                39,770,016      2,524,402
 ...................... ......................     ----------
                                                   3,954,709
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $14,257,327)                              11,809,790
------------------------------------------------------------
PREFERRED STOCKS -- 1.0%
Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997,
  cost $1,000,000) r                    1,000        790,000
------------------------------------------------------------
U.S. TREASURY                      Principal
OBLIGATIONS -- 3.9%                 Amount
------------------------------------------------------------
U.S. Treasury Notes:
  6.375%, 3/31/2001 ' '           $ 1,650,000      1,654,125
 ............................................................
  10.75%, 2/15/2003 ' '             1,250,000      1,400,781
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $3,060,741)                                3,054,906
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
------------------------------------------------------------
COMMERCIAL PAPER -- 1.7%
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)               957,000        954,754
 ............................................................
Tyco International Group SA,
  6.25%, 1/10/2000 4(2)               400,000        399,375
 ...................... ......................     ----------
                                                   1,354,129
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                   Principal
                                    Amount          Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 3.3%
 ............................................................
General Mills, Inc., 6.095%       $ 1,220,041    $ 1,220,041
 ............................................................
Pitney Bowes, Inc., 6.095%            869,656        869,656
 ............................................................
Sara Lee Corporation, 6.09%           500,000        500,000
 ...................... ......................     ----------
                                                   2,589,697
------------------------------------------------------------
Total short-term investments
  (cost $3,943,826)                                3,943,826
------------------------------------------------------------
Total investments -- 103.2%
  (cost $85,386,683)                              81,898,167
 ............................................................
Liabilities in excess of other
  assets -- (3.2)%                                (2,501,462)
 ...................... ......................     ----------
                                                 $79,396,705
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

ADR -- American Depository Receipts.

## --Non-income producing security.

' -- When-issued security.

" -- Security segregated as collateral to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

        CORPORATE BONDS           Principal
      AND NOTES -- 45.0%            Amount         Value
------------------------------------------------------------
BANKS -- 3.9%
 ............................................................
MBNA Corporation:
  6.42%, 3/09/2000 #              $1,000,000    $  1,000,019
 ............................................................
  6.49%, 6/17/2002 #               1,100,000       1,094,779
 ............................................................
Sovereign Bancorp, 6.625%,
  3/15/2001                        2,500,000       2,437,743
 ............................................................
Unibanco Grand Cayman,
  (Acquired 11/15/1999, cost
  $1,044,308), 7.75%, 8/14/2000
  r                                1,050,000       1,044,750
 ..................... ......................      ----------
                                                   5,577,291
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Coca-Cola Femsa SA, 8.95%,
  11/01/2006                       1,110,000       1,115,550
------------------------------------------------------------
BROADCAST SERVICE/PROGRAMS -- 1.7%
 ............................................................
Liberty Media Group, (Acquired
  12/06/1999, cost $1,588,743),
  7.875%, 7/15/2009 r              1,575,000       1,570,456
 ............................................................
News America Holdings, 8.625%,
  2/1/2003                           907,000         938,014
 ..................... ......................      ----------
                                                   2,508,470
------------------------------------------------------------
CABLE -- 4.6%
 ............................................................
Charter Communication Holdings
  LLC, (Acquired 10/01/1999,
  cost $2,592,070), CLB
  4/01/2004, 8.625%, 4/01/2009
  r                                2,600,000       2,414,750
 ............................................................
CSC Holdings Inc., 7.25%,
  7/15/2008                        2,200,000       2,095,500
 ............................................................
Jones Intercable Inc., 9.625%,
  03/15/2002                       2,000,000       2,088,632
 ..................... ......................      ----------
                                                   6,598,882
------------------------------------------------------------
EUROBANKS -- 2.4%
 ............................................................
Nordbanken, CLB 9/27/2001,
  6.88125%, 9/29/2049 #            1,300,000       1,286,103
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                      2,150,000       2,117,821
 ..................... ......................      ----------
                                                   3,403,924
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
FINANCIAL SERVICES -- 9.1%
 ............................................................
Countrywide Home Loans, Inc.:
  6.56125%, 3/19/2003 #           $  500,000    $    500,630
 ............................................................
  6.655%, 3/16/2005 #              1,700,000       1,698,645
 ............................................................
Dana Credit Corporation,
  (Acquired 12/10/99, cost
  $1,499,609), 7.25%,
  12/16/2002 r                     1,450,000       1,440,443
 ............................................................
Finova Capital Corp. 7.125%,
  5/17/2004                        2,000,000       1,970,964
 ............................................................
Fuji Finance Grand Cayman:
  7.30%, 3/29/2049 #               1,200,000       1,155,000
 ............................................................
  6.5737%, 8/29/2049 #             1,000,000         955,000
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 7.205%, 8/01/2003
  #                                3,000,000       2,859,555
 ............................................................
U.S. West Capital Funding,
  CLB, 6.375%, 7/15/2008           2,250,000       2,066,900
 ............................................................
Western Financial Savings,
  8.50%, 7/01/2003                   500,000         453,036
 ..................... ......................      ----------
                                                  13,100,173
------------------------------------------------------------
FOOD -- 1.3%
 ............................................................
Gruma S.A., 7.625%, 10/15/2007     2,215,000       1,932,588
------------------------------------------------------------
INDUSTRIAL -- 1.7%
 ............................................................
Lennar Corp., 7.625%, 3/01/2009    2,750,000       2,453,393
------------------------------------------------------------
MISCELLANEOUS -- 1.6%
 ............................................................
Republic of Brazil, 11.625%,
  4/15/2004                          750,000         751,875
 ............................................................
Republic of Philippines,
  8.875%, 4/15/2008                1,600,000       1,568,000
 ..................... ......................      ----------
                                                   2,319,875
------------------------------------------------------------
OIL: INTEGRATED -- 2.1%
 ............................................................
YPF Sociedad Anonima, 8.00%,
  2/15/2004                        3,000,000       2,964,681
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
RETAIL -- 3.7%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                $2,500,000    $  2,386,290
 ............................................................
Rite Aid Corp.:
  (Acquired 12/15/1999, cost
  $662,850), 6.00%, 12/15/2000
  r                                  750,000         648,750
 ............................................................
  (Acquired 12/16/1998, cost
  $2,213,026), 6.00%,
  12/15/2005 r                     2,250,000       1,687,500
 ............................................................
  7.125%, 1/15/2007                  850,000         646,000
 ..................... ......................      ----------
                                                   5,368,540
------------------------------------------------------------
STEEL -- 1.0%
 ............................................................
Pohang Iron & Steel, 7.50%,
  8/01/2002                        1,500,000       1,482,053
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.5%
 ............................................................
AT&T Corporation, 6.00%,
  3/15/2009                        1,950,000       1,779,240
 ............................................................
MCI Worldcom, Inc., CLB,
  8.875%, 1/15/2006                  775,000         810,715
 ............................................................
Telecom Argentina Stet. Fran.,
  (Acquired 6/25/1999, cost
  $998,750), 9.75%, 7/12/2001 r    1,000,000       1,001,250
 ..................... ......................      ----------
                                                   3,591,205
------------------------------------------------------------
TRANSPORTATION -- 3.0%
 ............................................................
Bombardier Capital, Inc.:
  (Acquired 1/22/1999, cost
  $1,496,910), 6.00%, 1/15/2002
  r                                1,500,000       1,462,697
 ............................................................
  (Acquired 8/18/1999, cost
  $1,994,020), 7.50%,
  8/15/2004 r                      2,000,000       1,970,896
 ............................................................
Delta Air Lines ETC:
  CLB, 9.90%, 1/02/2002              250,000         259,966
 ............................................................
  10.50%, 4/30/2016                  500,000         581,378
 ..................... ......................      ----------
                                                   4,274,937
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
UTILITIES -- 5.6%
 ............................................................
CMS Energy Corp., CLB, 8.00%,
  7/01/2001 #                     $2,000,000    $  1,977,404
 ............................................................
Korea Electric Power, 6.375%,
  12/1/2003                        2,200,000       2,082,573
 ............................................................
Niagara Mohawk Power, 8.50%,
  7/01/2010                        2,500,000       1,890,263
 ............................................................
TXU Eastern Funding, CLB,
  6.45%, 5/15/2005                 2,200,000       2,074,442
 ..................... ......................      ----------
                                                   8,024,682
------------------------------------------------------------
Total corporate bonds and notes
  (cost $66,584,161)                              64,716,244
------------------------------------------------------------
                     GOVERNMENT AGENCY
                      MORTGAGE-BACKED
                    SECURITIES -- 17.3%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 17.2%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
  1564 SE, CLB, 8.74033%,
    8/15/2008 #                       79,934          80,399
 ............................................................
  1565 OC, CLB, 6.36544%,
    8/15/2008 #                    1,827,135       1,637,813
 ............................................................
  1261 J, CLB, 8.00%, 7/15/2021      732,247         744,140
 ............................................................
  1573 GC, CLB, 10.70421%,
    1/15/2023 #                      389,364         345,109
 ............................................................
  2118 Z, CLB, 6.50%,
    12/15/2028                       140,278         111,288
 ............................................................
  8.00%, 1/15/2030'                4,500,000       4,544,987
 ............................................................
  1588 SA, 7.05099%, 9/15/2023
    #                              1,625,000       1,123,552
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Federal National Mortgage
  Association:
  G93-27 SB, 7.2048%, 8/25/2023
    #                             $   36,426    $     24,243
 ............................................................
  5.125%, 2/13/2004                2,400,000       2,253,910
 ............................................................
  1993-170 SE, 8.38949%,
    9/25/2008 #                    2,000,000       1,877,801
 ............................................................
  1993-175 SD, 8.6319%,
    9/25/2008 #                    4,600,000       4,526,940
 ............................................................
  1994-27 SD, 6.47014%,
    3/25/2023                      2,435,785       1,894,373
 ............................................................
  Pool #323977, 6.077%,
    9/01/2039                      4,935,566       4,731,135
 ............................................................
Government National Mortgage
  Association, 1999-28 ZA,
  6.50%, 11/20/2005                  924,618         821,014
 ..................... ......................      ----------
                                                  24,716,704
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association:
  G93-32 E (PO), 0.00%,
  9/25/2023                          157,030         147,829
 ............................................................
  1998-48 CI (IO), 6.50%,
  8/25/2028                          152,947          31,626
 ..................... ......................      ----------
                                                     179,455
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $25,722,083)                              24,896,159
------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 17.6%
------------------------------------------------------------
ASSET-BACKED SECURITIES --
  12.0%
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB, 1996-2 A4, 6.60%,
  6/15/2027                          500,000         494,483
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A2, 5.80%, 4/15/2010             2,000,000       1,928,550
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
SECURITIES -- 17.6%
------------------------------------------------------------
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired
  9/24/1997, cost $360,974),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                               $  360,974    $    108,292
 ............................................................
Commercial Mortgage Acceptance
  Corporation, (Acquired
  3/13/1998, cost $274,144),
  CLB, 1996-C2 A2, 7.0341%,
  9/15/2023 # r                      271,136         268,556
 ............................................................
Commercial Mortgage Asset
  Trust: (Acquired 7/22/1999,
  cost $3,182,582), CLB,
  1999-C1, 1.156583%, 6/17/2000
  r                               49,712,520       3,155,502
 ............................................................
  CLB, 7.546%, 01/17/2010          2,600,000       2,582,853
 ............................................................
Commercial Resecuritization
  Trust, (Acquired 2/10/1999,
  cost $871,348), CLB,
  1999-ABC1 A, 6.74%, 1/27/2009
  r                                  880,566         836,538
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                   253,265         250,705
 ............................................................
The C.S. First Boston Mortgage
  Securities Corp. Commercial
  Mortgage Pass-Through
  Certificates, 1998-C1 A1B,
  6.48%, 5/17/2008                   750,000         699,926
 ............................................................
Delta Funding Home Equity Loan
  Trust, CLB, 1999-1 A2F,
  5.98%, 2/15/2023                 2,000,000       1,966,670
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                          600,000         595,095
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $157,734), 1998-1 A1,
  7.33%, 9/15/2007 r +               157,734          47,320
 ............................................................
Green Tree Financial
  Corporation, 1995-4 A4, CLB,
  6.75%, 6/15/2025                   265,112         264,667
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB, 1996-B CTFS, 7.70%,
  7/15/2018                          450,000         432,079
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $499,954), CLB, 1998-1A A,
  6.125%, 1/20/2007 r             $  500,000    $    480,583
 ............................................................
Nomura Asset Securities
  Corporation, 1995-MD3 A1B,
  CLB, 8.15%, 3/04/2020              750,000         768,806
 ............................................................
Resolution Trust Corporation:
  1994-C2 G, CLB, 8.00%,
  4/25/2025                          504,608         481,151
 ............................................................
  1994-C1 E, CLB, 8.00%,
  6/25/2026                        1,969,440       1,941,436
 ..................... ......................      ----------
                                                  17,303,212
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.6%
 ............................................................
Blackrock Capital Finance LP,
  (Acquired 6/23/1997, cost
  $146,244), CLB, 1997-R2 (AP),
  8.15%, 12/25/2035 # r              147,141         151,997
 ............................................................
CMC Securities Corporation IV,
  CLB, 1994-G A4, 7.00%,
  9/25/2024                          200,000         183,565
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1997-3 A2, 6.92%,
  8/25/2027                           28,611          28,542
 ............................................................
Collateralized Mortgage
  Obligations Trust, CLB, 57 D,
  9.90%, 2/01/2019                   216,515         228,617
 ............................................................
GE Capital Mortgage Services,
  Inc., 1994-24 A4, 7.00%,
  7/25/2024                          169,843         156,533
 ............................................................
Housing Securities, Inc., CLB,
  1994-1 AB2, 6.50%, 3/25/2009       412,141         298,287
 ............................................................
  CLB, 1994-2 B1, 6.50%,
  7/25/2009                          219,542         167,675
 ............................................................
Independent National Mortgage
  Corporation, CLB, 1995-F A5,
  8.25%, 5/25/2010                   620,666         629,004
 ............................................................
Nomura Depositor Trust,
  (Acquired 6/28/1999, cost
  $486,914), 1998-ST1 A3, CLB,
  7.0125%, 1/15/2003 r #             500,000         490,782
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Nomura Depositor Trust,
  (Acquired 9/03/1999, cost
  $1,699,528), 1998-ST1A A3A,
  7.0125%, 1/15/2003 #            $1,700,000    $  1,667,062
 ............................................................
Ocwen Residential MBS Corp.,
  (Acquired 6/18/1998, cost
  $470,892), CLB, 1998-R2 AP,
  6.4416%, 11/25/2034 r #            471,481         467,066
 ............................................................
Prudential Home Mortgage
  Securities: CLB, 1993-54 A17,
  6.44486%, 1/25/2024 #            1,150,000         816,500
 ............................................................
  CLB, 1993-50 A11, 8.75%,
  11/25/2023                       3,312,928       2,791,142
 ..................... ......................      ----------
                                                   8,076,772
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $26,674,640)                              25,379,984
------------------------------------------------------------
                  PREFERRED STOCK --Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $500,000) r                            500         395,000
------------------------------------------------------------
U.S. TREASURY                     Principal
OBLIGATIONS -- 16.4%                Amount
------------------------------------------------------------
U.S. Treasury Bonds:
  6.50%, 11/15/2026               $1,700,000       1,657,500
 ............................................................
  6.375%, 8/15/2027                  375,000         360,117
 ............................................................
  6.00%, 8/15/2009                 3,675,000       9,084,966
 ............................................................
  5.875%, 11/15/2004               7,000,000       6,866,566
 ............................................................
U.S. Treasury Note, 6.50%,
  10/15/2006 "                     5,000,000       4,987,500
 ............................................................
U.S. Treasury Strips, 0.00%,
  2/15/2009                        1,200,000         653,411
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $24,242,944)                              23,610,060
------------------------------------------------------------
                         SHORT-TERM
                    INVESTMENTS -- 5.6%
------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)            3,500,000       3,491,785
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 3.2%
 ............................................................
General Mills, Inc., 6.095%       $1,856,109    $  1,856,109
 ............................................................
Pitney Bowes, Inc., 6.095%         1,378,481       1,378,481
 ............................................................
Sara Lee Corporation, 6.09%        1,312,572       1,312,572
 ............................................................
Warner Lambert, 6.044%                96,144          96,144
 ..................... ......................      ----------
                                                   4,643,306
------------------------------------------------------------
Total short-term investments
  (cost $8,135,091)                                8,135,091
------------------------------------------------------------
Total investments -- 102.2%
  (cost $151,858,919)                            147,132,538
 ............................................................
Liabilities in excess of other
  assets -- (2.2)%                                (3,191,844)
 ..................... ......................      ----------
                                                $143,940,694
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO  -- Interest Only.

PO  -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

' -- When-issued security.

" -- Security marked as segregated to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

       CORPORATE BONDS            Principal
      AND NOTES -- 41.5%           Amount          Value
------------------------------------------------------------
BANKS -- 5.8%
 ............................................................
Capital One Bank, 7.35%,
  6/20/2000                      $ 1,800,000    $  1,806,520
 ............................................................
Korea Development Bank,
  9.60%, 12/01/2000                4,220,000       4,303,400
 ............................................................
Korea Development Bank,
  (Acquired 9/23/1999, cost
  $747,570), 7.625%,
  10/01/2002 r                       750,000         747,772
 ............................................................
MBNA Corporation,
  6.49%, 6/17/2002 #               2,125,000       2,114,915
 ............................................................
MBNA Global Capital
  Securities,
  CLB 2/01/2007, 7.005%,
  2/01/2027 #                      2,000,000       1,648,456
 ............................................................
Sovereign Bancorp,
  6.625%, 3/15/2001                7,150,000       6,971,943
 ............................................................
Unibanco Grand Cayman,
  (Acquired 11/15/1999, cost
  $3,978,316), 7.75%,
  8/14/2000 r                      4,000,000       3,980,000
 ..................... ......................     -----------
                                                  21,573,006
------------------------------------------------------------
BEVERAGES -- 0.8%
 ............................................................
Coca-Cola Femsa SA,
  8.95%, 11/01/2006                2,875,000       2,889,375
------------------------------------------------------------
EUROBANKS -- 7.4%
 ............................................................
Foreningsbanken Kredit AB,
  CLB 12/18/2001, 6.89%,
  12/29/2049 #                     5,750,000       5,739,587
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #            6,680,000       6,597,636
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                      8,750,000       8,619,039
 ............................................................
Skandinavinska Enskilda
  Banken,
  CLB 6/28/2003, 7.1812%,
  6/29/2049 #                      3,700,000       3,601,950
 ............................................................
Svenska Hndls Banken,
  CLB 3/03/2002, 6.6212%,
  3/29/2049 #                      3,250,000       3,206,489
 ..................... ......................     -----------
                                                  27,764,701
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                   Amount          Value
FINANCIAL SERVICES -- 12.8%
 ............................................................
AT & T Capital Corp.,
  6.28%, 10/24/2000 #            $ 2,750,000    $  2,752,296
 ............................................................
Bear Stearns Co., Inc.,
  6.45%, 8/01/2002                 3,150,000       3,093,265
 ............................................................
Case Credit Corporation,
  6.15%, 3/01/2002                 4,000,000       3,914,432
 ............................................................
Countrywide Home Loans, Inc.,
  6.655%, 3/16/2005 #              5,000,000       4,996,015
 ............................................................
Fuji Finance Grand Cayman:
  7.30%, 3/29/2049 #               6,600,000       6,352,500
 ............................................................
  6.5737%, 8/29/2049 #             2,400,000       2,292,000
 ............................................................
Golden State Holdings,
  CLB 8/01/2000, 7.205%,
  8/01/2003 #                      9,900,000       9,436,531
 ............................................................
Lehman Brothers Holdings:
  6.56%, 6/01/2001 #                 800,000         799,696
 ............................................................
  7.000%, 10/01/2002               5,000,000       4,954,650
 ............................................................
Providian National Bank,
  CLB 4/10/2000, 6.7762%,
  4/10/2001 #                      4,000,000       3,996,560
 ............................................................
U.S. West Capital Funding:
  (Acquired 6/03/1999, cost
  $5,000,000), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r           5,000,000       4,998,970
 ............................................................
  (Acquired 6/14/1999, cost
  $249,985), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r             250,000         249,949
 ..................... ......................     -----------
                                                  47,836,864
------------------------------------------------------------
MISCELLANEOUS -- 0.7%
 ............................................................
Republic of Brazil,
  11.625%, 4/15/2004               2,700,000       2,706,750
------------------------------------------------------------
OIL: INTEGRATED -- 2.0%
 ............................................................
YPF Sociedad Anonima,
  8.00%, 2/15/2004                 7,450,000       7,362,291
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
RETAIL -- 4.3%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004               $ 6,433,000    $  6,140,401
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $3,943,167), 6.00%,
  12/15/2000 r                     3,950,000       3,416,750
 ............................................................
  (Acquired 10/29/1999, cost
  $1,705,229), 6.00%,
  12/15/2000 r                     2,000,000       1,730,000
 ............................................................
  6.70%, 12/15/2001                5,650,000       4,774,250
 ..................... ......................     -----------
                                                  16,061,401
------------------------------------------------------------
STEEL -- 2.3%
 ............................................................
Pohang Iron & Steel,
  6.625%, 7/01/2003                9,225,000       8,794,312
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.9%
 ............................................................
Sprint Spectrum L.P.,
  CLB 8/15/2001, 11.00%,
  8/15/2006                        3,000,000       3,316,920
 ............................................................
Telecom Argentina Stet. Fran.,
  (Acquired 6/25/1999, cost
  $3,995,000), 9.75%,
  7/12/2001 r                      4,000,000       4,005,000
 ..................... ......................     -----------
                                                   7,321,920
------------------------------------------------------------
TRANSPORTATION -- 1.7%
 ............................................................
Bombardier Capital, Inc.,
  (Acquired 1/22/1999, cost
  $6,711,147), 6.00%,
  1/15/2002 r                      6,725,000       6,557,756
------------------------------------------------------------
UTILITIES -- 1.8%
 ............................................................
CMS Energy Corp.,
  CLB, 8.00%, 7/01/2001 #          5,000,000       4,943,510
 ............................................................
Korea Electric Power,
  6.375%, 12/01/2003               1,050,000         993,955
 ............................................................
TXU Eastern Funding,
  CLB, 6.45%, 5/15/2005              800,000         754,342
 ..................... ......................     -----------
                                                   6,691,807
------------------------------------------------------------
Total corporate bonds and
  notes
  (cost $158,244,967)                            155,560,183
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED                   Principal
SECURITIES 11.0%                   Amount          Value
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.8%
 ............................................................
Federal Home Loan Mortgage Corporation:
  1564 SB, 7.6699%, 8/15/2008
    #                            $   512,496    $    491,984
 ............................................................
  1336 H, 7.75%, 1/15/2021           106,443         107,150
 ............................................................
  1617 D, 6.50%, 11/15/2023           71,000          62,959
 ............................................................
  2118 Z, CLB, 6.50%,
    12/15/2028                       685,957         544,195
 ............................................................
  8.00%, 1/15/2030'               13,300,000      13,432,960
 ............................................................
Federal National Mortgage
  Association:
  1991-153 N, 7.50%, 2/25/2007       150,047         150,345
 ............................................................
  1993-6 S, 6.72%, 1/25/2008 #       869,827         812,281
 ............................................................
  1993-175 SD, 8.6319%,
    9/25/2008 #                    1,714,500       1,687,269
 ............................................................
  1988-26 C, 7.50%, 7/25/2018         17,024          17,028
 ............................................................
  1991-147 K, 7.00%, 1/25/2021           746             745
 ............................................................
  1992-138 O, 7.50%, 7/25/2022         2,569           2,560
 ............................................................
  1993-45 SB, 9.468%,
    4/25/2023 #                      406,833         349,357
 ............................................................
  1997-59 SU, 8.3069%,
    9/25/2023 #                      706,053         672,349
 ............................................................
  1994-60 D, 7.00%, 4/25/2024         30,000          28,295
 ............................................................
  1997-76 FT, 6.8687%,
    9/17/2027 #                      870,528         810,760
 ............................................................
  Pool #489814, 6.338%,
    4/01/2029                      9,994,883       9,714,829
 ............................................................
  Pool #514230, 6.281%,
    9/01/2029                      1,884,540       1,818,260
 ............................................................
  Pool #323977, 6.077%,
    9/01/2039                     10,265,977       9,840,762
 ..................... ......................     -----------
                                                  40,544,088
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.2%
Federal National Mortgage
  Association:
  1993-72 J (IO), 6.50%,
    12/25/2006                   $   344,413    $     12,650
 ............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                        252,487           5,597
 ............................................................
  1994-53 E (PO), 0.00%,
    11/25/2023                       517,217         428,760
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        606,039         125,315
 ..................... ......................     -----------
                                                     572,322
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $41,574,482)                              41,116,410
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 27.3%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 18.0%
 ............................................................
ACC Automobile Receivables
  Trust, (Acquired 6/24/1999,
  cost $1,946,792), CLB,
  1997-C A, 6.40%, 3/17/2004 r     1,942,543       1,937,482
 ............................................................
Asset Backed Funding
  Certificates, CLB, 1999-1
  A2F, 7.641%, 10/25/2030          4,104,095       4,095,120
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1,
  6.46%, 4/25/2012                   628,022         625,576
 ............................................................
Champion Auto Grantor Trust,
  (Acquired 3/18/1998, cost
  $530,529), CLB, 1998-A A,
  6.11%, 10/15/2002 r                530,538         529,874
 ............................................................
CIT Marine Trust, CLB, 1999-A A2,
  5.80%, 4/15/2010                 4,200,000       4,049,955
 ............................................................
Cityscape Home Equity Loan
  Trust, (Acquired 9/09/1998, cost
  $2,810,850) CLB, 1996-4 A10,
  7.40%, 9/25/2027 r               2,769,310       2,689,261
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired 9/24/1997,
  cost $2,256,088), 1997-5 A1,
  7.72%, 6/15/2005 r +           $ 2,256,088    $    676,827
 ............................................................
Commercial Mortgage Acceptance
  Corporation, (Acquired 3/13/1998,
  cost $1,174,904), CLB,
  1996-C2 A2, 7.0341%,
  9/15/2023 # r                    1,162,012       1,150,956
 ............................................................
Commercial Resecuritization
  Trust, (Acquired 2/10/1999,
  cost $3,485,390), CLB,
  1999-ABC1 A, 6.74%,
  1/27/2009 r                      3,522,264       3,346,151
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  6.7825%, 4/15/2025 #             1,144,827       1,148,908
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                 1,013,058       1,002,821
 ............................................................
DiTech Home Loan Owner Trust:
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                          477,360         476,450
 ............................................................
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                        3,280,000       3,253,186
 ............................................................
Firstplus Home Loan Trust,
  CLB, 1998-4 A4, 6.32%,
  3/10/2017                        5,000,000       4,926,575
 ............................................................
First Tennessee Auto Grantor
  Trust, (Acquired 4/17/1998,
  cost $847,150), CLB, 1998-A
  A, 6.134%, 4/15/2003 r             847,150         847,679
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $2,704,018), 1998-1 A1,
  7.33%, 9/15/2007 r +             2,704,018         811,205
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust:
  CLB, 1996-C A1, 6.7025%,
    10/15/2017                     5,501,988       5,505,317
 ............................................................
  CLB, 1996-B CTFS, 7.70%,
    7/15/2018                      2,250,000       2,160,394
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Heilig-Meyers Master Trust,
  (Acquired 2/20/1998, cost
  $4,099,626), CLB, 1998-1A A,
  6.125%, 1/20/2007 r            $ 4,100,000    $  3,940,777
 ............................................................
The Money Store Residential
  Trust, CLB, 1998-I A2, 6.20%,
  3/15/2008                          501,128         500,153
 ............................................................
Nationslink Funding
  Corporation:
  CLB, 1999-SL A2, 6.096%,
    12/10/2001                     2,050,000       2,019,896
 ............................................................
  CLB, 1999-2 A3, 7.181%,
    12/20/2006                     2,000,000       1,979,650
 ............................................................
  CLB, 1999-SL A1V, 6.8187%,
    4/10/2007 #                    2,395,743       2,396,569
 ............................................................
  CLB, 1999-2 A1C, 7.03%,
    1/20/2008                        596,990         589,286
 ............................................................
Nomura Asset Securities
  Corporation:
  CLB, 1995-MD3 A1A, 8.17%,
    3/04/2020                      1,873,101       1,900,589
 ............................................................
  CLB, 1995-MD3 A1B,
    8.15%, 3/04/2020               2,750,000       2,818,956
 ............................................................
Resolution Trust Corporation:
  CLB, 1992-C8 A2, 7.85%,
    12/25/2023 #                     274,651         275,122
 ............................................................
  CLB, 1994-C2 G, 8.00%,
    4/25/2025                      3,653,362       3,483,536
 ............................................................
  CLB, 1994-C1 E, 8.00%,
    6/25/2026                      6,716,394       6,620,893
 ............................................................
  CLB, 1994-C1 F, 8.00%,
    6/25/2026                      1,885,071       1,760,571
 ..................... ......................     -----------
                                                  67,519,735
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.1%
 ............................................................
Blackrock Capital Finance L.P.,
  (Acquired 6/23/1997, cost
  $804,342), CLB, 1997-R2 AP,
  8.15%, 12/25/2035 # r              809,273         835,982
 ............................................................
Citicorp Mortgage Securities,
  Inc.,
  CLB, 1997-3 A2, 6.92%,
  8/25/2027                          243,194         242,604
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Countrywide Funding Corporation,
  CLB, 1994-17 A9, 8.00%,
  7/25/2024                      $     4,000    $      3,986
 ............................................................
First Union-Lehman Brothers
  Commercial Mortgage Trust,
  CLB, 1997-C1 A1, 7.15%,
  2/18/2004                        5,214,115       5,182,648
 ............................................................
Housing Securities, Inc.,
  CLB, 1994-2 B1, 6.50%,
  7/25/2009                          196,538         150,106
 ............................................................
Independent National Mortgage
  Corporation, CLB, 1995-A A4,
  8.75%, 3/25/2025                     4,155           4,162
 ............................................................
Morgan Stanley Mortgage Trust,
  CLB, 34 6, 8.9712%,
  6/22/2018                          832,788         832,359
 ............................................................
Nomura Depositor Trust,
  (Acquired 6/28/1999, cost
  $12,405,588), CLB, 1998-ST1
  A3, 7.0425%, 1/15/2003 # r      12,738,992      12,504,123
 ............................................................
Ocwen Residential MBS Corp.,
  (Acquired 6/18/1998, cost
  $2,943,073), CLB, 1998-R2
  AP, 6.50056%,
  11/25/2034 # r                   2,946,756       2,919,163
 ............................................................
PNC Mortgage Securities Corp.,
  CLB, 1997-3 1A5, 7.00%,
  5/25/2027                        4,820,291       4,786,428
 ............................................................
Prudential Home Mortgage
  Securities, Co., CLB,
  1993-36 A10, 7.25%,
  10/25/2023                         311,648         310,637
 ............................................................
Residential Funding Mortgage
  Securities, Inc.:
  CLB, 1993-S9 A8, 6.4167%,
    2/25/2008 #                       46,510          41,168
 ............................................................
  CLB, 1998-S17 A6, 6.75%,
    8/25/2028                      1,285,607       1,281,474
 ............................................................
Salomon Brothers Mortgage
  Securities VII,
  CLB, 1994-6 A1, 6.95018%,
  5/25/2024 #                        524,293         523,111
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Structured Mortgage Asset
  Residential Trust:
  CLB, 1992-3A AA, 8.00%,
    10/25/2007                   $    99,711    $    100,885
 ............................................................
  CLB, 1991-1 H, 8.25%,
    6/25/2022                         63,085          63,793
 ............................................................
  CLB, 1993-5A AA, 6.575%,
    6/25/2024 #                       35,613          33,722
 ............................................................
Walsh Acceptance,
  (Acquired 3/06/1997, cost
  $857,620), CLB, 1997-2 A,
  6.625%, 3/01/2027 # r              850,972         711,625
 ..................... ......................     -----------
                                                  30,527,976
------------------------------------------------------------
PASS-THROUGH
  SECURITIES -- 0.1%
 ............................................................
Citicorp Mortgage Securities,
  Inc.:
  CLB, 1988-16 A1, 10.00%,
    11/25/2018                        23,014          23,964
 ............................................................
  CLB, 1989-8 A1, 10.50%,
    6/25/2019                        249,799         262,986
 ..................... ......................     -----------
                                                     286,950
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 1.1%
 ............................................................
Asset Securitization
  Corporation,
  1997-D5 ACS1 (IO), 2.09033%,
  2/14/2041 #                     67,887,788       2,045,458
 ............................................................
Chase Commercial Mortgage
  Securities Corporation,
  CLB, 1997-1 X (IO),
  1.43733%, 4/19/2015 #           24,118,780       1,582,795
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
CS First Boston Mortgage
  Securities Corporation,
  (Acquired 8/14/1997, cost
  $949,235), CLB, 1995-WF1 AX
  (IO), 1.35362%, 12/21/2027 #
  r                              $15,041,831    $    564,069
 ..................... ......................     -----------
                                                   4,192,322
------------------------------------------------------------
Total non-agency mortgage-
  backed securities (cost
  $108,447,135)                                  102,526,983
------------------------------------------------------------
PREFERRED
STOCK -- 0.3%                      Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $1,500,000) r                        1,500       1,185,000
------------------------------------------------------------
U.S. TREASURY                     Principal
OBLIGATIONS -- 14.7%               Amount
------------------------------------------------------------
U.S. Treasury Notes:
  5.50%, 3/31/2000 "             $19,000,000      19,005,947
 ............................................................
  6.375%, 3/31/2001               34,150,000      34,235,375
 ............................................................
  5.75%, 10/31/2002                2,000,000       1,972,500
------------------------------------------------------------
Total U.S. Treasury
  obligations (cost
  $55,296,764)                                    55,213,822
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.1%
------------------------------------------------------------
COMMERCIAL PAPER -- 6.2%
 ............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)            8,000,000       7,966,604
 ............................................................
Norfolk Southern Corporation,
  6.50%, 1/14/2000 4(2)            9,350,000       9,328,054
 ............................................................
Safeway Inc., 7.20%,
  1/4/2000 4(2)                    3,400,000       3,397,960
 ............................................................
Union Carbide Corp., 5.25%,
  1/5/2000 4(2)                    2,600,000       2,598,483
 ..................... ......................     -----------
                                                  23,291,101
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 1.9%
 ............................................................
General Mills, Inc., 6.095%      $ 4,149,914    $  4,149,914
 ............................................................
Pitney Bowes, Inc., 6.095%         1,735,989       1,735,989
 ............................................................
Sara Lee Corporation, 6.09%        1,032,454       1,032,454
 ..................... ......................     -----------
                                                   6,918,357
------------------------------------------------------------
Total short-term investments
  (cost $30,209,458)                              30,209,458
------------------------------------------------------------
Total investments -- 102.9%
  (cost $395,272,806)                            385,811,856
 ............................................................
Liabilities in excess of other
  assets -- (2.9)%                               (10,855,228)
 ..................... ......................     -----------
                                                $374,956,628
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

' -- When-issued security.

" -- Security marked as segregated to cover when-issued security.

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

        CORPORATE BONDS            Principal
       AND NOTES -- 40.5%            Amount         Value
------------------------------------------------------------
AUTO -- 1.7%
 ............................................................
TRW Inc. (Acquired 6/18/1999,
  cost $1,000,000), 6.6012%,
  6/28/2000 # r                    $1,000,000    $ 1,000,114
------------------------------------------------------------
BANKS -- 5.0%
 ............................................................
Capital One Bank, 7.35%,
  6/20/2000                           800,000        802,898
 ............................................................
Korea Development Bank, 9.60%,
  12/01/2000                          675,000        688,340
 ............................................................
MBNA Corporation:
  6.42%, 3/09/2000 #                  500,000        500,010
 ............................................................
  6.49%, 6/17/2002 #                  500,000        497,627
 ............................................................
Unibanco Grand Cayman, (Acquired
  11/15/99, cost $447,561),
  7.75%, 8/14/2000 r                  450,000        447,750
 ...................... ......................     ----------
                                                   2,936,625
------------------------------------------------------------
CABLE TELEVISION -- 1.7%
 ............................................................
Cox Communications Inc., CLB
  2/28/2000, 6.04%, 8/15/2000 #     1,000,000        999,877
------------------------------------------------------------
BUILDING PRODUCTS: WOOD -- 1.5%
 ............................................................
Rayonier Inc., 6.4012%,
  2/23/2001 #                         900,000        899,855
------------------------------------------------------------
EUROBANKS -- 6.5%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 6.89%, 12/29/2049
  #                                   750,000        748,642
 ............................................................
Nordbanken, CLB 10/25/2001,
  6.8025%, 10/29/2049 #               550,000        543,219
 ............................................................
Okobank, CLB 10/25/2001, 6.62%,
  9/29/2049 #                       1,050,000      1,034,285
 ............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 7.1812%,
  6/29/2049 #                         800,000        778,800
 ............................................................
Svenska Hndls Banken, CLB
  3/03/2002, 6.6212%, 3/29/2049
  #                                   750,000        739,959
 ...................... ......................     ----------
                                                   3,844,905
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
FINANCIAL SERVICES -- 18.8%
 ............................................................
AT & T Capital Corp., 6.28%,
  10/24/2000 #                     $  500,000    $   500,417
 ............................................................
Associates Corp. NA, 6.19%,
  5/17/2002 #                       1,000,000        999,723
 ............................................................
Bear Stearns Co. Inc., 6.39%,
  3/15/2002 #                       1,500,000      1,499,584
 ............................................................
Countrywide Home Loans, Inc.:
  6.5612%, 3/19/2003 #                250,000        250,315
 ............................................................
  6.655%, 3/16/2005 #                 750,000        749,402
 ............................................................
Fuji Finance Grand Cayman,
  6.5737%, 8/29/2049 #                750,000        716,250
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 7.205%, 8/01/2003 #    1,900,000      1,811,051
 ............................................................
Lehman Brothers Holdings, 6.56%,
  6/01/2001 #                         900,000        899,658
 ............................................................
National Westminster BK, 6.62%,
  9/16/2002 #                       1,000,000      1,001,662
 ............................................................
Orix Credit Alliance, (Acquired
  4/6/99, cost $750,000), 6.40%,
  1/31/2000 r                         750,000        750,104
 ............................................................
Providian National Bank, CLB
  4/10/2000, 6.7762%, 4/10/2001
  #                                 1,000,000        999,140
 ............................................................
U.S. West Capital Funding,
  (Acquired 6/03/1999, cost
  $1,000,000), CLB 6/15/2000,
  6.5712%, 6/15/2000 # r            1,000,000        999,794
 ...................... ......................     ----------
                                                  11,177,100
------------------------------------------------------------
OIL: INTEGRATED -- 0.8%
 ............................................................
Occidental Petroleum, 6.24%,
  11/24/2000                          450,000        446,951
------------------------------------------------------------
RETAIL -- 2.5%
 ............................................................
Rite Aid Corp.:
  (Acquired 12/07/1999,
  cost $1,124,263), 5.50%,
  12/15/2000 r                      1,250,000      1,081,250
 ............................................................
  6.70%, 12/15/2001                   500,000        422,500
 ...................... ......................     ----------
                                                   1,503,750
------------------------------------------------------------

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.2%
 ............................................................
Sprint Spectrum L.P., CLB
  8/15/2001, 11.00%, 8/15/2006     $  650,000    $   718,666
------------------------------------------------------------
UTILITIES -- 0.8%
 ............................................................
CMS Energy Corp., CLB, 8.00%,
  7/01/2001 #                         500,000        494,351
------------------------------------------------------------
Total corporate bonds and notes
  (cost $24,158,718)                              24,022,194
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 2.1%
------------------------------------------------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 0.3%
 ............................................................
Federal Home Loan Mortgage
  Corporation, CLB, 2118 Z,
  6.50%, 12/15/2028                    85,745         68,024
 ............................................................
Federal National Mortgage
  Association, 1993-142 SA,
  8.957%, 10/25/2022 #                109,939        102,272
 ...................... ......................     ----------
                                                     170,296
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 1.7%
 ............................................................
Federal Housing Authority
  Project, 7.43%, 2/01/2023           131,521        126,520
 ............................................................
Government National Mortgage
  Association:
  8570, 6.125%, 10/20/2019 #          197,551        199,377
 ............................................................
  8346, 6.125%, 12/20/2023 #          704,265        708,431
 ...................... ......................     ----------
                                                   1,034,328
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED
  SECURITIES -- 0.1%
 ............................................................
Federal National Mortgage
  Association:
  1993-129 J (IO), 6.50%, 2/25/2007    465,424        29,493
 ............................................................
  1993-97L (IO), 7.50%,
    5/25/2023                          93,118          2,064
 ...................... ......................     ----------
                                                      31,557
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $1,278,113)                                1,236,181
------------------------------------------------------------

------------------------------------------------------------
                                   Principal
                                     Amount         Value
NON-AGENCY MORTGAGE-
BACKED SECURITIES -- 22.7%
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 18.7%
 ............................................................
ACC Automobile Receivables
  Trust, (Acquired 6/24/1999,
  cost $741,635), CLB, 1997-C A,
  6.40%, 3/17/2004 r               $  740,016    $   738,088
 ............................................................
Americredit Automobile
  Receivables Trust, CLB, 1998-A
  A2, 6.59875%, 11/05/2001 #          392,829        393,015
 ............................................................
Americredit Automobile
  Receivables Trust, CLB, 1999-A
  A2, 5.383%, 4/05/2002               754,608        752,711
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB, 1996-2 A4, 6.60%,
  6/15/2027                           500,000        494,482
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1, 6.46%,
  4/25/2012                           216,559        215,716
 ............................................................
Champion Auto Grantor Trust,
  (Acquired 10/28/97, cost
  $27,721), CLB, 1997-D A,
  6.27%, 9/15/2002 r                   27,721         27,712
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A1, 5.45%, 9/15/2006                660,712        655,476
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust, (Acquired
  9/24/97, cost $360,974),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                                   360,974        108,292
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  6.7825%, 4/15/2025 #                915,862        919,127
 ............................................................
DiTech Home Loan Owner Trust,
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                           190,494        190,580
 ............................................................
Duck Auto Grantor Trust,
  (Acquired 4/21/99, cost
  $320,258), CLB, 1999-A A1,
  5.65%, 3/15/2004 r                  320,308        316,569
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
First Tennessee Auto Grantor
  Trust, (Acquired 4/17/98, cost
  $228,959), CLB, 1998A-A,
  6.134%, 4/15/2003 r              $  228,959    $   229,103
 ............................................................
Green Tree Home Improvement Loan
  Trust, CLB, 1997-A, 7.21%,
  3/15/2028 #                         432,688        433,999
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB, 1996-C, 6.7025%,
  10/15/2017 #                        640,231        640,619
 ............................................................
Harley-Davidson Eaglemark
  Motorcycle Trust, CLB, 1999-A
  A1, 5.25%, 7/15/2003                640,611        630,611
 ............................................................
Nationslink Funding Corporation,
  CLB, 1999-SL A1V, 6.8187%,
  4/10/2007 #                         647,498        647,721
 ............................................................
Navistar Financial Corporation
  Owner Trust, CLB, 1996-B A3,
  6.33%, 4/21/2003                    259,991        260,042
 ............................................................
Peco Energy Transition Trust,
  CLB, 1999-A A3, 6.020%,
  3/01/2006 #                       1,000,000        997,365
 ............................................................
PNC Mortgage Securities Corp.,
  CLB, 1997-3 1A5, 7.00%,
  5/25/2027                         1,500,000      1,489,463
 ............................................................
Resolution Trust Corporation:
  1992- C8 A2, CLB, 7.85%,
  12/25/2023 #                        336,405        320,767
 ............................................................
  1994-C2G A3, CLB, 8.00%,
  4/25/2025                           372,914        373,553
 ............................................................
Union Acceptance Corporation,
  CLB, 1998-C A2, 5.44%,
  10/09/2001                          279,240        279,132
 ...................... ......................     ----------
                                                  11,114,143
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1A, 8.17%, 3/04/2020               787,467        799,023
 ............................................................
Nomura Depositor Trust,
  (Acquired 9/03/1999, cost
  $1,080,283), 1998-ST1 A3A,
  7.0125%, 1/15/2003 # r            1,100,000      1,078,688
 ............................................................

------------------------------------------------------------
                                   Principal
                                     Amount         Value
Residential Funding Mortgage
  Securities, Inc., CLB,
  1998-S17 A6, 6.75%, 8/25/2028    $  128,561    $   128,147
 ............................................................
Salomon Brothers Mortgage
  Securities VI, CLB, 1986-1 A,
  6.00%, 12/25/2011                   244,232        239,115
 ............................................................
Walsh Acceptance, (Acquired
  3/06/1997, cost $142,937),
  CLB, 1997-2 A, 6.625%,
  3/01/2027 # r                       141,829        118,604
 ...................... ......................     ----------
                                                   2,363,577
------------------------------------------------------------
Total non-agency mortgage-backed
  securities (cost $13,833,724)                   13,477,720
------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS -- 7.6%
------------------------------------------------------------
U.S. Treasury Notes:
  5.75%, 10/31/2000                 2,600,000      2,595,125
 ............................................................
  6.25%, 6/30/2002                  1,925,000      1,924,399
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $4,574,121)                                4,519,524
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.6%
------------------------------------------------------------
COMMERCIAL PAPER -- 5.7%
 ............................................................
Alpine Securitization, 5.25%,
  1/11/2000 4(2)                    1,100,000      1,098,396
 ............................................................
Armstrong World Industries,
  Inc., 6.90%, 1/04/2000 4(2)         700,000        699,598
 ............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)             1,100,000      1,095,408
 ............................................................
Tyco International Group SA,
  6.25%, 1/10/2000 4(2)               500,000        499,219
 ...................... ......................     ----------
                                                   3,392,621
------------------------------------------------------------
VARIABLE DEMAND NOTES* -- 20.9%
 ............................................................
General Mills, Inc., 6.095%         2,900,000      2,900,000
 ............................................................
Pitney Bowes, Inc., 6.095%          2,899,485      2,899,485
 ............................................................
Sara Lee, Corp., 6.09%              2,900,000      2,900,000
 ............................................................

                     See Notes to the Financial Statements

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                   Principal
                                     Amount         Value
------------------------------------------------------------
Warner-Lambert Co., 6.044%         $2,909,808    $ 2,909,808
 ............................................................
Wisconsin Electric, 6.0432%           790,794        790,794
 ...................... ......................     ----------
                                                  12,400,087
------------------------------------------------------------
Total short-term investments
  (cost $15,792,708)                              15,792,708
------------------------------------------------------------
Total investments -- 99.5% (cost
  $59,637,384)                                    59,048,327
 ............................................................
Other assets in excess of
  liabilities -- 0.5%                                300,058
 ...................... ......................     ----------
                                                 $59,348,385
Total net assets -- 100.0%
------------------------------------------------------------

# -- Variable rate security. The rate listed is as of December 31, 1999.

* -- Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

IO -- Interest only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

4(2) -- Restricted Security requiring resale to institutional investors.

                     See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 1999 (UNAUDITED)

                                                                        Equity
                                                                        Income             Mid-Cap              Small
                                                                         Fund                Fund             Cap Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................         $113,039,852         $6,958,529         $34,521,092
  Cash......................................................              161,496                 --                  --
  Dividends and interest receivable.........................              330,080             14,503              26,936
  Receivable for investments sold...........................                   --                 --           1,086,507
  Receivable for Fund shares sold...........................                   32                 --             591,717
  Receivable for forward currency exchange contracts........                   --                 --                  --
  Prepaid expenses..........................................               20,739             11,994              24,839
                                                                     ------------         ----------         -----------
      Total assets..........................................          113,552,199          6,985,026          36,251,091
                                                                     ------------         ----------         -----------
LIABILITIES:
  Payable to Advisor........................................               63,530                 --              22,018
  Payable to Custodian......................................                   --                 --                  --
  Payable for investments purchased.........................                   --                 --                  --
  Payable for Fund shares repurchased.......................               24,378                 --             738,387
  Dividends payable.........................................                   --                 --                  --
  Accrued expenses and other liabilities....................               58,733             12,104              46,908
                                                                     ------------         ----------         -----------
      Total liabilities.....................................              146,641             12,104             807,313
                                                                     ------------         ----------         -----------
      Net assets............................................         $113,405,558         $6,972,922         $35,443,778
                                                                     ============         ==========         ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................         $104,316,394         $7,677,008         $61,308,901
  Undistributed (distributions in excess of) net investment
    income..................................................              (10,118)            64,703             (35,979)
  Undistributed net realized gain (loss) on securities......              947,675             51,641         (10,689,102)
  Net unrealized appreciation (depreciation) of securities
    and foreign currency....................................            8,151,607           (820,430)        (15,140,042)
                                                                     ------------         ----------         -----------
      Net assets............................................         $113,405,558         $6,972,922         $35,443,778
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- INVESTOR CLASS:
  Net assets................................................         $113,405,558         $6,972,922         $35,443,778
  Shares outstanding (unlimited shares of no par value
    authorized).............................................            7,774,585            630,201           2,079,866
  Net asset value per share (offering and redemption
    price)..................................................         $      14.59         $    11.06         $     17.04
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- DISTRIBUTOR
  CLASS:
  Net assets................................................
  Shares outstanding (unlimited shares of no par value
    authorized).............................................
  Net asset value per share (offering and redemption
    price)..................................................
*Cost of Investments........................................         $104,888,245         $7,778,959         $49,661,134
                                                                     ============         ==========         ===========

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                                                       Total           Low        Short-Term
    International    Global Equity     Balanced     Return Bond      Duration     Investment
         Fund            Fund            Fund           Fund           Fund          Fund
---------------------------------------------------------------------------------------------
    $1,432,061,803    $7,396,594     $ 81,898,167   $147,132,538   $385,811,856   $59,048,327
                --        16,791               16             33         10,012            --
         3,056,272        21,190          541,761      2,101,118      4,798,793       398,739
                --            --           14,542             33         67,365         2,342
         1,869,038            --           13,353        479,200        816,204       103,463
                --         1,732               --             --             --            --
            64,774        14,965           23,780         23,797         28,157        18,854
    --------------    ----------     ------------   ------------   ------------   -----------
     1,437,051,887     7,451,272       82,491,619    149,736,719    391,532,387    59,571,725
    --------------    ----------     ------------   ------------   ------------   -----------
           893,475            --           36,331         40,714        126,593         6,957
           757,093            --               --             --             --            --
                --            --        2,948,031      4,574,531     13,520,281            --
         6,724,882            --           33,516        755,621      2,523,131       148,789
                --            --               --        312,639        156,595        44,053
         1,059,406         3,805           77,036        112,520        249,159        23,541
    --------------    ----------     ------------   ------------   ------------   -----------
         9,434,856         3,805        3,094,914      5,796,025     16,575,759       223,340
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,427,617,031    $7,447,467     $ 79,396,705   $143,940,694   $374,956,628   $59,348,385
    ==============    ==========     ============   ============   ============   ===========
    $1,173,807,538    $7,063,345     $ 82,319,321   $152,069,770   $388,622,724   $60,051,011
       (17,778,620)      (31,983)         (10,000)       (49,648)       278,199        25,135
        41,689,333       109,295          575,900     (3,353,047)    (4,483,345)     (138,704)
       229,898,780       306,810       (3,488,516)    (4,726,381)    (9,460,950)     (589,057)
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,427,617,031    $7,447,467     $ 79,396,705   $143,940,694   $374,956,628   $59,348,385
    ==============    ==========     ============   ============   ============   ===========
    $1,424,256,548    $7,447,467     $ 79,373,670   $110,465,166   $370,116,868   $59,348,385
        53,954,161       664,977        4,812,775      8,864,722     37,689,120     5,919,974
    $        26.40    $    11.20     $      16.49   $      12.46   $       9.82   $     10.03
    ==============    ==========     ============   ============   ============   ===========
    $    3,360,483                   $     23,035   $ 33,475,528   $  4,839,760
           127,411                          1,401      2,686,095        492,815
    $        26.38                   $      16.44   $      12.46   $       9.82
    ==============                   ============   ============   ============
    $1,202,065,453    $7,091,173     $ 85,386,683   $151,858,919   $395,272,806   $59,637,384
    ==============    ==========     ============   ============   ============   ===========

                     See Notes to the Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                Equity                                     Small
                                                                Income               Mid-Cap                Cap
                                                                 Fund                 Fund                  Fund
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income*
    Dividends..............................................  $  1,876,960           $  92,457           $    200,900
    Interest...............................................        86,414              11,400                 31,190
                                                             ------------           ---------           ------------
        Total income.......................................     1,963,374             103,857                232,090
                                                             ------------           ---------           ------------
  Expenses
    Advisory fee...........................................       476,836              25,499                157,383
    Legal and auditing fees................................         9,856                 461                  2,940
    Custodian fees and expenses............................        20,257               3,120                 13,124
    Accounting and transfer agent fees and expenses........        62,987              22,964                 59,894
    Administration fee.....................................        25,522               1,341                  7,920
    Trustees' fees and expenses............................         4,960                 328                  2,576
    Reports to shareholders................................         9,978                 696                  5,128
    Registration fees......................................        11,049               9,217                 18,184
    Distribution fees -- Distributor Class.................            --                  --                     --
    Other expenses.........................................         1,427                 186                    920
                                                             ------------           ---------           ------------
        Total expenses.....................................       622,872              63,812                268,069
    Less, expense reimbursement............................       (22,449)            (24,713)                    --
                                                             ------------           ---------           ------------
        Net expenses.......................................       600,423              39,099                268,069
                                                             ------------           ---------           ------------
    Net investment income (loss)...........................     1,362,951              64,758                (35,979)
                                                             ------------           ---------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on securities and foreign
      currency.............................................     5,223,752             422,331             (3,020,670)
    Net change in unrealized appreciation (depreciation) of
      securities and foreign currency......................   (24,026,333)           (768,995)            (6,462,941)
                                                             ------------           ---------           ------------
  Net gain (loss) on investments...........................   (18,802,581)           (346,664)            (9,483,611)
                                                             ------------           ---------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...............................................  $(17,439,630)          $(281,906)          $ (9,519,590)
                                                             ============           =========           ============
*Net of Foreign Taxes Withheld.............................  $         --           $      --           $         --
                                                             ============           =========           ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                     Global                     Total          Low        Short-Term
    International    Equity     Balanced     Return Bond     Duration     Investment
        Fund          Fund        Fund          Fund           Fund          Fund
------------------------------------------------------------------------------------
    $ 12,884,768    $ 83,122   $   719,053   $    31,845   $     95,535   $       --
       1,497,313       7,595     1,623,410     4,512,261     13,597,760    1,698,637
    ------------    --------   -----------   -----------   ------------   ----------
      14,382,081      90,717     2,342,463     4,544,106     13,693,295    1,698,637
    ------------    --------   -----------   -----------   ------------   ----------
       5,162,908      27,925       338,763       352,370        942,765      111,700
          72,252         454         5,189         9,652         39,859        3,664
         336,296       3,168        13,510        14,548         50,046        6,080
       1,040,354      22,338       102,572       142,702        251,809       42,611
         125,632       1,200        18,241        23,440         82,066        9,652
          54,074         492         5,144         8,080         25,499        2,491
         128,225         312         9,767        10,364         42,721        3,935
          26,868       7,560        13,703        21,736         26,861       10,513
           2,029          --             6         7,866          3,809           --
          16,884         264         1,792         1,228          5,205          684
    ------------    --------   -----------   -----------   ------------   ----------
       6,965,522      63,713       508,687       591,986      1,470,640      191,330
              --     (17,241)      (77,996)     (167,683)      (278,127)     (57,290)
    ------------    --------   -----------   -----------   ------------   ----------
       6,965,522      46,472       430,691       424,303      1,192,513      134,040
    ------------    --------   -----------   -----------   ------------   ----------
       7,416,559      44,245     1,911,772     4,119,803     12,500,782    1,564,597
    ------------    --------   -----------   -----------   ------------   ----------
      71,438,690     356,120     1,119,593    (1,980,260)    (2,461,971)      35,299
      78,723,220    (294,700)   (8,809,819)   (1,867,033)      (963,818)    (220,531)
    ------------    --------   -----------   -----------   ------------   ----------
     150,161,910      61,420    (7,690,226)   (3,847,293)    (3,425,789)    (185,232)
    ------------    --------   -----------   -----------   ------------   ----------
    $157,578,469    $105,665   $(5,778,454)  $   272,510   $  9,074,993   $1,379,365
    ============    ========   ===========   ===========   ============   ==========
    $  1,475,105    $  5,955   $        --   $        --   $         --   $       --
    ============    ========   ===========   ===========   ============   ==========

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   Equity Income Fund                     Mid-Cap Fund
                                                            ---------------------------------   ---------------------------------
                                                            Six Months Ended                    Six Months Ended
                                                            December 31, 1999    Year Ended     December 31, 1999    Year Ended
                                                               (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)..........................    $  1,362,951      $  3,276,393       $   64,758        $   88,195
    Net realized gain (loss) on securities and foreign
      currency transactions...............................       5,223,752        18,492,251          422,331          (192,150)
    Net change in unrealized appreciation (depreciation)
      of securities and foreign currency..................     (24,026,333)      (11,950,809)        (768,995)          309,930
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease) in net assets resulting
          from operations.................................     (17,439,630)        9,817,835         (281,906)          205,975
                                                              ------------      ------------       ----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income.................................      (1,417,022)       (3,285,265)         (87,019)               --
    Net realized gain on securities transactions..........     (19,101,253)      (24,468,165)        (177,368)         (807,762)
                                                              ------------      ------------       ----------        ----------
        Total dividends and distributions.................     (20,518,275)      (27,753,430)        (264,387)         (807,762)
                                                              ------------      ------------       ----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income.................................
    Net realized gain on securities transactions..........
        Total dividends and distributions.................
FUND SHARE TRANSACTIONS -- INVESTOR CLASS:
    Net proceeds from shares sold.........................      32,498,358        45,268,422        1,648,646         3,117,822
    Shares issued in connection with payment of dividends
      and distributions...................................      19,320,808        25,424,531          122,027           806,204
    Cost of shares redeemed...............................     (49,190,022)      (79,277,624)      (1,122,138)       (3,990,739)
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease) in net assets from Fund
          share transactions..............................       2,629,144        (8,584,671)         648,535           (66,713)
                                                              ------------      ------------       ----------        ----------
FUND SHARE TRANSACTIONS -- DISTRIBUTOR CLASS:
    Net proceeds from shares sold.........................
    Shares issued in connection with payment of dividends
      and distributions...................................
    Cost of shares redeemed...............................
        Net increase (decrease) in net assets from Fund
          share transactions..............................
Total increase (decrease) in net assets...................     (35,328,761)      (26,520,266)         102,242          (668,500)
NET ASSETS:
    Beginning of period...................................     148,734,319       175,254,585        6,870,680         7,539,180
                                                              ------------      ------------       ----------        ----------
    End of period*........................................    $113,405,558      $148,734,319       $6,972,922        $6,870,680
                                                              ============      ============       ==========        ==========
* Including undistributed (distributions in excess of) net
  investment income of:...................................    $    (10,118)     $     43,953       $   64,703        $   86,963
                                                              ============      ============       ==========        ==========
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold...........................................       1,840,572         2,249,985          146,855           290,589
    Shares issued in connection with payment of dividends
      and distributions...................................       1,355,280         1,400,456           11,644            83,631
    Shares redeemed.......................................      (2,872,284)       (4,157,729)         (99,636)         (386,607)
                                                              ------------      ------------       ----------        ----------
        Net increase (decrease)...........................         323,568          (507,288)          58,863           (12,387)
                                                              ============      ============       ==========        ==========
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold...........................................
    Shares issued in connection with payment of dividends
      and distributions...................................
    Shares redeemed.......................................
        Net increase......................................

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

              Small Cap Fund                     International Fund                  Global Equity Fund
     ---------------------------------   ----------------------------------   ---------------------------------
     Six Months Ended                    Six Months Ended                     Six Months Ended
     December 31, 1999    Year Ended     December 31, 1999     Year Ended     December 31, 1999    Year Ended
        (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999       (Unaudited)      June 30, 1999
---------------------------------------------------------------------------------------------------------------
       $    (35,979)     $   (152,432)    $    7,416,559     $   26,606,581      $   44,245        $  191,999
         (3,020,670)       (7,393,487)        71,438,690         70,779,798         356,120            80,356
         (6,462,941)       (9,556,411)        78,723,220        (42,099,206)       (294,700)           75,740
       ------------      ------------     --------------     --------------      ----------        ----------
         (9,519,590)      (17,102,330)       157,578,469         55,287,173         105,665           348,095
       ------------      ------------     --------------     --------------      ----------        ----------
                 --                --        (37,662,544)       (14,481,803)       (202,208)          (76,144)
                 --        (4,099,720)       (75,054,381)       (19,626,614)       (290,200)          (15,242)
       ------------      ------------     --------------     --------------      ----------        ----------
                 --        (4,099,720)      (112,716,925)       (34,108,417)       (492,408)          (91,386)
       ------------      ------------     --------------     --------------      ----------        ----------
                                                 (85,103)
                                                (172,601)
                                          --------------
                                                (257,704)
                                          --------------
         15,348,532        92,751,659      1,131,365,232      2,002,009,131         256,135           857,258
                 --         3,981,064         89,209,624         29,138,880         367,920            90,117
        (23,761,932)     (117,067,181)    (1,219,837,170)    (2,150,212,412)       (351,741)         (987,473)
       ------------      ------------     --------------     --------------      ----------        ----------
         (8,413,400)      (20,334,458)           737,686       (119,064,401)        272,314           (40,098)
       ------------      ------------     --------------     --------------      ----------        ----------
                                               2,742,783          1,126,235
                                                      --                 --
                                                (513,252)                --
                                          --------------     --------------
                                               2,229,531          1,126,235
                                          --------------     --------------
        (17,932,990)      (41,536,508)        47,571,057        (96,759,410)       (114,429)          216,611
         53,376,768        94,913,276      1,380,045,974      1,476,805,384       7,561,896         7,345,285
       ------------      ------------     --------------     --------------      ----------        ----------
       $ 35,443,778      $ 53,376,768     $1,427,617,031     $1,380,045,974      $7,447,467        $7,561,896
       ============      ============     ==============     ==============      ==========        ==========
       $    (35,979)     $         --     $  (17,778,620)    $   12,552,468      $  (31,983)       $  125,981
       ============      ============     ==============     ==============      ==========        ==========
            866,113         4,577,685         42,550,297         85,591,643          22,553            79,898
                 --           208,433          3,484,751          1,297,951          33,692             8,656
         (1,325,277)       (5,831,667)       (45,676,362)       (91,604,448)        (30,195)          (95,127)
       ------------      ------------     --------------     --------------      ----------        ----------
           (459,164)       (1,045,549)           358,686         (4,714,854)         26,050            (6,573)
       ============      ============     ==============     ==============      ==========        ==========
                                                 102,165             44,593
                                                      --                 --
                                                 (19,347)                --
                                          --------------     --------------
                                                  82,818             44,593
                                          ==============     ==============

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Balanced Fund
                                                              -----------------------------------------
                                                              Six Months Ended
                                                              December 31, 1999            Year Ended
                                                                 (Unaudited)              June 30, 1999
-------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................    $  1,911,772              $  4,153,455
    Net realized gain (loss) on securities and foreign
     currency transactions..................................       1,119,593                 3,908,674
    Net change in unrealized depreciation of securities and
     foreign currency.......................................      (8,809,819)               (3,677,845)
                                                                ------------              ------------
        Net increase (decrease) in net assets resulting from
        operations..........................................      (5,778,454)                4,384,284
                                                                ------------              ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income...................................      (1,994,250)               (4,073,380)
    Net realized gain on securities transactions............      (4,255,092)               (4,515,885)
                                                                ------------              ------------
        Total dividends and distributions...................      (6,249,342)               (8,589,265)
                                                                ------------              ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income...................................            (277)
    Net realized gain on securities transactions............          (1,189)
                                                                ------------
        Total dividends and distributions...................          (1,466)
                                                                ------------
FUND SHARE TRANSACTIONS -- INVESTOR CLASS:
    Net proceeds from shares sold...........................       5,108,135                28,758,855
    Shares issued in connection with payment of dividends
     and distributions......................................       6,058,710                 8,305,107
    Cost of shares redeemed.................................     (17,663,362)              (39,556,292)
                                                                ------------              ------------
        Net increase in net assets from Fund share
        transactions........................................      (6,496,517)               (2,492,330)
                                                                ------------              ------------
FUND SHARE TRANSACTIONS -- DISTRIBUTOR CLASS:
    Net proceeds from shares sold...........................          25,506
    Shares issued in connection with payment of dividends
     and distributions......................................              --
    Cost of shares redeemed.................................          (1,124)
                                                                ------------
        Net increase in net assets from Fund share
        transactions........................................          24,382
                                                                ------------
Total increase (decrease) in net assets.....................     (18,501,397)               (6,697,311)
NET ASSETS:
    Beginning of period.....................................      97,898,102               104,595,413
                                                                ------------              ------------
    End of period*..........................................    $ 79,396,705              $ 97,898,102
                                                                ============              ============
* Including undistributed (distributions in excess of) net
  investment income of:.....................................    $    (10,000)             $     72,755
                                                                ============              ============
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold.............................................         281,295                 1,518,693
    Shares issued in connection with payment of dividends
     and distributions......................................         367,750                   445,955
    Shares redeemed.........................................        (989,551)               (2,083,905)
                                                                ------------              ------------
        Net increase (decrease).............................        (340,506)                 (119,257)
                                                                ============              ============
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold.............................................           1,465
    Shares issued in connection with payment of dividends
     and distributions......................................              --
    Shares redeemed.........................................             (64)
                                                                ------------
        Net increase........................................           1,401
                                                                ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

          Total Return Bond Fund                 Low Duration Fund              Short-Term Investment Fund
     ---------------------------------   ---------------------------------   ---------------------------------
     Six Months Ended                    Six Months Ended                    Six Months Ended
     December 31, 1999    Year Ended     December 31, 1999    Year Ended     December 31, 1999    Year Ended
        (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999      (Unaudited)      June 30, 1999
--------------------------------------------------------------------------------------------------------------
       $  4,119,803      $  4,939,996      $  12,500,782     $  21,127,218     $   1,564,597     $  2,350,298
         (1,980,260)         (572,730)        (2,461,971)         (737,715)           35,299          (50,623)
         (1,867,033)       (3,760,047)          (963,818)       (9,809,554)         (220,531)        (407,341)
       ------------      ------------      -------------     -------------     -------------     ------------
            272,510           607,219          9,074,993        10,579,949         1,379,365        1,892,334
       ------------      ------------      -------------     -------------     -------------     ------------
         (3,864,492)       (5,340,145)       (12,695,145)      (21,925,763)       (1,520,861)      (2,307,426)
                 --          (611,925)                --          (642,509)               --               --
       ------------      ------------      -------------     -------------     -------------     ------------
         (3,864,492)       (5,952,070)       (12,695,145)      (22,568,272)       (1,520,861)      (2,307,426)
       ------------      ------------      -------------     -------------     -------------     ------------
           (225,322)           (1,610)          (124,350)
                 --                --                 --
       ------------      ------------      -------------
           (225,322)           (1,610)          (124,350)
       ------------      ------------      -------------
         19,764,028       125,105,923        134,461,641       535,272,087        42,702,591      121,678,835
          2,918,489         5,441,888         11,986,184        22,210,113         1,252,928        1,750,451
        (32,873,034)      (46,130,262)      (182,650,402)     (388,657,005)      (35,321,983)    (100,196,327)
       ------------      ------------      -------------     -------------     -------------     ------------
        (10,190,517)       84,417,549        (36,202,577)      168,825,195         8,633,536       23,232,959
       ------------      ------------      -------------     -------------     -------------     ------------
         35,167,878           349,125          6,872,268
                 --             1,610                 --
         (1,888,987)               --         (1,955,968)
       ------------      ------------      -------------
         33,278,891           350,735          4,916,300
       ------------      ------------      -------------
         19,271,070        79,421,823        (35,030,779)      156,836,872         8,492,040       22,817,867
        124,669,624        45,247,801        409,987,407       253,150,535        50,856,345       28,038,478
       ------------      ------------      -------------     -------------     -------------     ------------
       $143,940,694      $124,669,624      $ 374,956,628     $ 409,987,407     $  59,348,385     $ 50,856,345
       ============      ============      =============     =============     =============     ============
       $    (49,648)     $    (79,367)     $     278,199     $     596,912     $      25,135     $    (18,601)
       ============      ============      =============     =============     =============     ============
          1,555,942         9,353,948         13,574,729        52,973,512         4,245,644       12,032,563
            231,351           408,076          1,217,099         2,201,641           124,980          173,571
         (2,595,952)       (3,450,832)       (18,466,309)      (38,637,818)       (3,513,471)      (9,911,294)
       ------------      ------------      -------------     -------------     -------------     ------------
           (808,659)        6,311,192         (3,674,481)       16,537,335           857,153        2,294,840
       ============      ============      =============     =============     =============     ============
          2,809,132            27,108            691,565
                 --               125                 --
           (150,270)               --           (198,751)
       ------------      ------------      -------------
          2,658,862            27,233            492,814
       ============      ============      =============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 1999 (UNAUDITED)

NOTE 1.
ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), December 6, 1994 (the Total Return Bond Fund), and January 2, 1997 (the Mid-Cap Fund and the Global Equity Fund).

The Balanced Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The Mid-Cap Fund seeks current income and long-term growth of income, accompanied by growth of capital. The Global Equity Fund seeks current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

Effective April 1, 1999, the Balanced, Small Cap, International, Total Return Bond and Low Duration Funds have issued two classes of shares: Investor Class and Distributor Class. Distributor Class shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets of the Distributor Class shares. Investor Class shares do not pay a 12b-1 fee. Each class of shares for each Fund has identical rights and privileges except with respect to Rule 12b-1 fees paid by the Distributor Class, voting rights on any other matters pertaining to a single class of shares and the exchange privileges of each class of shares. As of December 31, 1999, the Small Cap Fund had no Distributor Class activity except for the purchase of one share by Hotchkis and Wiley (the "Advisor") representing net assets of $17.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from broker/dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by the Advisor under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund and the Global Equity Fund, foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund and the Global Equity Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the International Fund and the Global Equity Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund and the Global Equity Fund utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, they are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure. Net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

RESTRICTED SECURITIES: The Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds own investment securities which are unregistered and thus restricted as to resale. Resales of such securities may require registration or be limited to qualified institutional buyers. At December 31, 1999, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities with an aggregate market value of $7,046,604, $19,643,128, $60,336,371 and $6,896,068, respectively, representing 9%, 14%, 16%
and 12% of the net assets of each Fund, respectively. Of these amounts, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities that were determined to be illiquid pursuant to guidelines adopted by the Board of Trustees with an aggregate market value of $331,242, $155,613, $2,913,831 and $353,416, respectively, representing .4%,
 .1%, .8% and .6% of the net assets of each Fund, respectively.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Funds maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly for the Total Return Bond, Low Duration and Short-Term Investment Funds, declared and paid quarterly for the Balanced and Equity Income Funds and declared and paid annually for the Mid-Cap, Small Cap, International and Global Equity Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS. Each Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. For certain of the Funds, the Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets. For the six months ended December 31, 1999, the Advisor reimbursed the following expenses:

                                                            International   International                   Balanced    Balanced
                                                               Fund --         Fund --                      Fund --      Fund --
                      Equity Income   Mid-Cap   Small Cap     Investor       Distributor    Global Equity   Investor   Distributor
                          Fund         Fund       Fund          Class           Class           Fund         Class        Class
----------------------------------------------------------------------------------------------------------------------------------
Annual Advisory
  Rate...............       0.75%       0.75%       0.75%       0.75%           0.75%             0.75%        0.75%      0.75%
Annual Cap on
  Expenses...........       0.95%       1.15%         --          --              --              1.25%        0.95%      1.20%
Expenses
  Reimbursed.........    $22,449      $24,713         $0          $0              $0           $17,241      $77,991         $5

                                Total Return      Total Return       Low Duration      Low Duration
                                Bond Fund --      Bond Fund --         Fund --            Fund --          Short-Term
                               Investor Class   Distributor Class   Investor Class   Distributor Class   Investment Fund
------------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.........         0.55%            0.55%               0.46%            0.46%               0.40%
Annual Cap on Expenses.......         0.65%            0.90%               0.58%            0.83%               0.48%
Expenses Reimbursed..........     $159,483           $8,200            $276,361           $1,766             $57,290

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the Distributor Class of the Small Cap, International, Balanced, Total Return Bond and Low Duration Funds to make payments to administrators, broker/dealers or other institutions that provide accounting, recordkeeping or other services to investors and that have an administrative services agreement with the Trust or the Advisor to make Distributor Class shares available to their clients ("Recipients"). Recipients are paid an annual rate of 0.25% of the average net assets of the Distributor Class shares invested through the Recipient as compensation for providing distribution-related services such as advertising, printing and mailing prospectuses to potential investors and training sales personnel regarding the Funds. During the period ended December 31, 1999, the Distributor Class of the International, Balanced, Total Return Bond and Low Duration Funds incurred expenses of $2,029, $6, $7,866 and $3,809, respectively, pursuant to the 12b-1 Plan.

Certain authorized agents of the Funds charge a fee for accounting and shareholder services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

The Advisor has entered into subadvisory agreements with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the International and Global Equity Funds. There is no increase in the aggregate fees paid by the Funds for these services.

The International and Global Equity Funds paid commissions on Fund transactions to an affiliated broker in the amounts of $212,433 and $69, respectively, during the six months ended December 31, 1999.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
CREDIT FACILITY. Effective December 3, 1999, the Funds entered into a one year Credit Agreement with a syndicate of bank lenders led by Bank of America intended to provide the Funds with a source of cash to be used to meet redemption requests from the Funds' shareholders. The Funds together with certain other open-end investment companies advised by Merrill Lynch Asset Management, L.P. and/or its affiliates may borrow in the aggregate up to $1,000,000,000, except that in no event may the borrowing by the Funds or any participating fund be in excess of that permitted by its prospectus and Statement of Additional Information or by applicable law. The Funds had no borrowings under the Credit Agreement for the six months ended December 31, 1999.

NOTE 4.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1999 were as follows:

                                                           Purchases                          Sales
                                                 ------------------------------   ------------------------------
                     Fund                        U.S. Government      Other       U.S. Government      Other
----------------------------------------------------------------------------------------------------------------
Equity Income Fund.............................             --     $ 31,795,407              --     $ 49,595,474
Mid-Cap Fund...................................             --        4,391,764              --        4,093,863
Small Cap Fund.................................             --       15,169,413              --       23,691,837
International Fund.............................             --      345,820,287              --      402,438,351
Global Equity Fund.............................             --        1,966,164              --        2,209,205
Balanced Fund..................................   $ 26,647,233       17,080,790    $ 39,633,021       18,364,549
Total Return Bond Fund.........................    120,023,490       61,212,550     112,625,756       48,150,924
Low Duration Fund..............................    154,380,521      108,162,272     177,958,267      134,190,831
Short-Term Investment Fund.....................      2,571,695        9,560,986       1,514,992       12,776,103

As of December 31, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated        Depreciated
                            Fund                                 (Depreciation)         Securities         Securities
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund..........................................      $  8,151,607         $ 21,226,901       $(13,075,294)
Mid-Cap Fund................................................          (820,430)             539,253         (1,359,683)
Small Cap Fund..............................................       (15,140,042)           2,647,821        (17,787,863)
International Fund..........................................       229,898,780          303,500,865        (73,602,085)
Global Equity Fund..........................................           306,810            1,342,689         (1,035,879)
Balanced Fund...............................................        (3,488,516)           5,960,436         (9,448,952)
Total Return Bond Fund......................................        (4,726,381)             350,873         (5,077,254)
Low Duration Fund...........................................        (9,460,950)             922,805        (10,383,755)
Short-Term Investment Fund..................................          (589,057)              64,294           (653,351)

At December 31, 1999, the cost of investments for federal income tax purposes was $104,888,245, $7,778,959, $49,661,134, $1,202,065,453, $7,091,173,
$85,386,683, $151,858,919, $395,272,806 and $59,637,384 for the Equity Income,
Mid-Cap, Small Cap, International, Global Equity, Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively. Any differences between book and tax are due primarily to wash sale losses.

At December 31, 1999, the following Funds deferred, on a tax basis, post-October losses of:

                            Fund                                Post-October Losses
-----------------------------------------------------------------------------------
Mid-Cap Fund................................................        $  339,647
Small Cap Fund..............................................         4,058,500
Total Return Bond Fund......................................         1,372,787
Low Duration Fund...........................................         1,293,682
Short-Term Investment Fund..................................            73,268

Such amounts may be used to offset future capital gains.

At December 31, 1999, the Small Cap Fund had accumulated net realized capital loss carryovers of $1,842,953 expiring in 2007. The Low Duration Fund had accumulated net realized capital loss carryovers of $723,707 expiring in 2007. The Short-Term Investment Fund had accumulated net realized capital loss carryovers of $61,761 expiring in 2004 and $38,974 expiring in 2005. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 5.
FORWARD CURRENCY EXCHANGE CONTRACT. At December 31, 1999, the Global Equity Fund had entered into a "portfolio hedge" forward currency exchange contract that obligates the Fund to deliver and receive currency at a specified future date. The net unrealized appreciation of $1,732 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contract are as follows:

     Settlement                Currency to                U.S. $ Value at                Currency to                U.S. $ Value at
        Date                  be Delivered               December 31, 1999               be Received               December 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
2/29/2000............    28,277,000 Japanese Yen             $279,575              28,277,000 Japanese Yen             $281,307

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
                EQUITY INCOME FUND                        (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 19.96           $22.02   $21.25   $18.91   $17.24   $15.07
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................             0.19             0.41     0.46     0.49   0.45 (1)   0.49
    Net realized and unrealized gain (loss) on
      investments.................................            (2.56)            0.82     4.02     4.15     2.89     2.48
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............            (2.37)            1.23     4.48     4.64     3.34     2.97
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........            (0.20)           (0.41)   (0.46)   (0.48)   (0.57)   (0.44)
    Distributions (from realized gains)...........            (2.80)           (2.88)   (3.25)   (1.82)   (1.10)   (0.36)
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................            (3.00)           (3.29)   (3.71)   (2.30)   (1.67)   (0.80)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 14.59           $19.96   $22.02   $21.25   $18.91   $17.24
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................           (11.40)%++         7.32%   22.60%   26.15%   20.04%   20.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............          $ 113.4           $148.7   $175.3   $185.9   $182.5   $127.1
Ratio of expenses to average net assets:
    Before expense reimbursement..................             0.98%+           0.91%    0.87%    0.88%    0.98%    1.02%
    After expense reimbursement...................             0.95%+           0.91%    0.87%    0.88%    0.98%    1.00%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..................             2.11%+           2.09%    1.99%    2.49%    2.56%    3.11%
    After expense reimbursement...................             2.14%+           2.09%    1.99%    2.49%    2.56%    3.14%
Portfolio turnover rate...........................               25%++            18%      23%      44%      24%      50%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Year Ended June 30,
                                                           Six Months Ended       --------------------   January 2, 1997*
                                                           December 31, 1999        1999        1998          through
                     MID-CAP FUND                             (Unaudited)                                  June 30, 1997
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..................          $12.03             $12.92      $11.65         $10.00
                                                                ------             ------      ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.............................            0.09               0.16        0.13           0.07
    Net realized and unrealized gain (loss) on
      investments.....................................           (0.63)              0.46        1.60           1.64
                                                                ------             ------      ------         ------
    Total from investment operations..................           (0.54)              0.62        1.73           1.71
                                                                ------             ------      ------         ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)............           (0.14)                --       (0.14)         (0.06)
    Distributions (from realized gains)...............           (0.29)             (1.51)      (0.32)            --
                                                                ------             ------      ------         ------
    Total distributions...............................           (0.43)             (1.51)      (0.46)         (0.06)
                                                                ------             ------      ------         ------
Net Asset Value, End of Period........................          $11.06             $12.03      $12.92         $11.65
                                                                ======             ======      ======         ======
TOTAL RETURN..........................................           (4.22)%++           7.66%      15.00%         17.15%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..................          $  7.0               $6.9        $7.5           $2.0
Ratio of expenses to average net assets:
    Before expense reimbursement......................            1.88%+             2.02%       2.72%          8.26%+
    After expense reimbursement.......................            1.15%+             1.05%       1.00%          1.00%+
Ratio of net investment income (loss) to average net
  assets:
    Before expense reimbursement......................            1.17%+             0.46%      (0.52)%        (5.39)%+
    After expense reimbursement.......................            1.90%+             1.43%       1.20%          1.87%+
Portfolio turnover rate...............................              65%++             113%         71%            23%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
                  SMALL CAP FUND                          (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 21.02           $26.48   $23.83   $21.33   $21.53   $19.53
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)..................            (0.02)           (0.05)(2)  (0.06)(1)   0.03   0.05(1)  (0.06)
    Net realized and unrealized gain (loss) on
      investments.................................            (3.96)           (3.88)    5.13     5.62     2.80     2.84
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............            (3.98)           (3.93)    5.07     5.65     2.85     2.78
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........               --               --    (0.05)   (0.09)      --       --
    Distributions (from realized gains)...........               --            (1.53)   (2.37)   (3.06)   (3.05)   (0.78)
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................               --            (1.53)   (2.42)   (3.15)   (3.05)   (0.78)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 17.04           $21.02   $26.48   $23.83   $21.33   $21.53
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................           (18.94)%++       (14.26)%  22.24%   29.74%   14.24%   14.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............            $35.4            $53.4    $94.9    $27.5    $16.5    $20.5
Ratio of expenses to average net assets:
    Before expense reimbursement..................             1.28%+           1.19%    0.94%    1.30%    1.21%    1.49%
    After expense reimbursement...................             1.28%+           1.05%    0.94%    1.00%    1.00%    1.00%
Ratio of net investment income (loss) to average
  net assets:
    Before expense reimbursement..................            (0.17)%+         (0.40)%  (0.23)%  (0.20)%   0.03%   (0.82)%
    After expense reimbursement...................            (0.17)%+         (0.26)%  (0.23)%   0.10%    0.24%   (0.34)%
Portfolio turnover rate...........................               37%++           105%      85%      88%     119%      81%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   Investor Class     Distributor Class                    Distributor Class
                                  Six Months Ended    Six Months Ended    Investor Class     June 2, 1999*
INTERNATIONAL                     December 31, 1999   December 31, 1999     Year Ended          through
FUND                                 (Unaudited)         (Unaudited)      June 30, 1999      June 30, 1999
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period.........................     $  25.73             $25.72            $  25.33           $25.20
                                      --------             ------            --------           ------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income........         0.20               0.17                0.59             0.05
    Net realized and unrealized
      gain on investments........         2.74               2.74                0.40             0.47
                                      --------             ------            --------           ------
    Total from investment
      operations.................         2.94               2.91                0.99             0.52
                                      --------             ------            --------           ------
  LESS DISTRIBUTIONS:
    Dividends (from net
      investment income).........        (0.76)             (0.74)              (0.25)              --
    Distributions (from realized
      gains).....................        (1.51)             (1.51)              (0.34)              --
                                      --------             ------            --------           ------
    Total distributions..........        (2.27)             (2.25)              (0.59)              --
                                      --------             ------            --------           ------
Net Asset Value, End of Period...     $  26.40             $26.38            $  25.73           $25.72
                                      ========             ======            ========           ======
TOTAL RETURN.....................        11.67%++           11.58%++             4.22%            2.06%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions).....................     $1,424.2               $3.4            $1,378.9             $1.1
Ratio of expenses to average net
  assets:
    Before expense
      reimbursement..............         1.01%+             1.26%+              0.95%            1.30%+
    After expense
      reimbursement..............         1.01%+             1.26%+              0.95%            1.30%+
Ratio of net investment income to
  average net assets:
    Before expense
      reimbursement..............         1.08%+             0.83%+              1.98%            2.77%+
    After expense
      reimbursement..............         1.08%+             0.83%+              1.98%            2.77%+
Portfolio turnover rate..........           27%++,+++          27%++,+++           41%+++           41%++,+++

                                             Investor Class
                                           Year Ended June 30,
INTERNATIONAL                      -------------------------------------
FUND                                 1998      1997     1996       1995
---------------------------------  -------------------------------------
Net Asset Value, Beginning of
  Period.........................  $  24.17   $20.44   $17.70     $16.79
                                   --------   ------   ------     ------
  INCOME FROM INVESTMENT
    OPERATIONS:
    Net investment income........      0.59     0.59(1)  0.56(1)    0.28
    Net realized and unrealized
      gain on investments........      1.23     3.78     2.51       1.52
                                   --------   ------   ------     ------
    Total from investment
      operations.................      1.82     4.37     3.07       1.80
                                   --------   ------   ------     ------
  LESS DISTRIBUTIONS:
    Dividends (from net
      investment income).........     (0.66)   (0.48)   (0.14)     (0.44)
    Distributions (from realized
      gains).....................        --    (0.16)   (0.19)     (0.45)
                                   --------   ------   ------     ------
    Total distributions..........     (0.66)   (0.64)   (0.33)     (0.89)
                                   --------   ------   ------     ------
Net Asset Value, End of Period...  $  25.33   $24.17   $20.44     $17.70
                                   ========   ======   ======     ======
TOTAL RETURN.....................      7.77%   21.59%   18.61%     11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (millions).....................  $1,476.8   $888.5   $331.0      $51.5
Ratio of expenses to average net
  assets:
    Before expense
      reimbursement..............      0.89%    1.07%    1.11%      1.39%
    After expense
      reimbursement..............      0.89%    1.00%    1.00%      1.00%
Ratio of net investment income to
  average net assets:
    Before expense
      reimbursement..............      2.32%    2.59%    2.67%      2.45%
    After expense
      reimbursement..............      2.32%    2.66%    2.78%      2.83%
Portfolio turnover rate..........        20%      18%      12%        24%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   Year Ended June 30,
                                                          Six Months Ended    ------------------------------    January 2, 1997*
                                                          December 31, 1999       1999             1998             through
                  GLOBAL EQUITY FUND                         (Unaudited)                                         June 30, 1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................        $11.84            $11.38           $11.09             $10.00
                                                               ------            ------           ------             ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............................          0.08              0.35             0.28               0.14
    Net realized and unrealized gain on investments....          0.07              0.24             0.51               1.09
                                                               ------            ------           ------             ------
    Total from investment operations...................          0.15              0.59             0.79               1.23
                                                               ------            ------           ------             ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income).............         (0.32)            (0.11)           (0.32)             (0.14)
    Distributions (from realized gains)................         (0.47)            (0.02)           (0.18)                --
                                                               ------            ------           ------             ------
    Total distributions................................         (0.79)            (0.13)           (0.50)             (0.14)
                                                               ------            ------           ------             ------
Net Asset Value, End of Period.........................        $11.20            $11.84           $11.38             $11.09
                                                               ======            ======           ======             ======
TOTAL RETURN...........................................          1.45%++           5.40%            7.61%             12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)...................          $7.4              $7.6             $7.3               $3.7
Ratio of expenses to average net assets:
    Before expense reimbursement.......................          1.71%+            2.07%            2.88%              4.43%+
    After expense reimbursement........................          1.25%+            1.09%            1.00%              1.00%+
Ratio of net investment income to average net assets:
    Before expense reimbursement.......................          0.73%+            1.78%            0.00%              0.07%+
    After expense reimbursement........................          1.19%+            2.76%            1.88%              3.50%+
Portfolio turnover rate................................            27%++             40%              54%                18%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Distributor Class
                                               Investor Class     October 12, 1999*                 Investor Class
                                              Six Months Ended         through                   Year Ended June 30,
                                              December 31, 1999   December 31, 1999   ------------------------------------------
               BALANCED FUND                     (Unaudited)         (Unaudited)       1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........       $19.00              $17.61         $19.84   $19.38   $18.27   $16.74   $15.71
                                                   ------              ------         ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................         0.40                0.10           0.77     0.89     0.90(1)   0.94    0.89
    Net realized and unrealized gain (loss)
      on investments........................        (1.56)              (0.12)         (0.04)    1.58     1.86     1.53     1.53
                                                   ------              ------         ------   ------   ------   ------   ------
    Total from investment operations........        (1.16)              (0.02)          0.73     2.47     2.76     2.47     2.42
                                                   ------              ------         ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)...............................        (0.42)              (0.22)         (0.75)   (0.90)   (0.99)   (0.92)   (0.80)
    Distributions (from realized gains).....        (0.93)              (0.93)         (0.82)   (1.11)   (0.66)   (0.02)   (0.57)
    Return of capital.......................           --                  --             --       --       --       --    (0.02)
                                                   ------              ------         ------   ------   ------   ------   ------
    Total distributions.....................        (1.35)              (1.15)         (1.57)   (2.01)   (1.65)   (0.94)   (1.39)
                                                   ------              ------         ------   ------   ------   ------   ------
Net Asset Value, End of Period..............       $16.49              $16.44         $19.00   $19.84   $19.38   $18.27   $16.74
                                                   ======              ======         ======   ======   ======   ======   ======
TOTAL RETURN................................        (6.04)%++           (0.03)%++       4.04%   13.29%   15.75%   15.04%   16.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........        $79.4               $0.02          $97.9   $104.6    $90.2    $70.6    $32.1
Ratio of expenses to average net assets:
    Before expense reimbursement............         1.13%+              1.39%+         0.98%    0.93%    0.98%    1.06%    1.19%
    After expense reimbursement.............         0.95%+              1.20%+         0.95%    0.93%    0.98%    1.00%    1.00%
Ratio of net investment income to average
  net assets:
    Before expense reimbursement............         4.06%+              4.37%+         3.99%    4.49%    4.77%    5.20%    5.44%
    After expense reimbursement.............         4.24%+              4.56%+         4.02%    4.49%    4.77%    5.26%    5.63%
Portfolio turnover rate.....................           51%++,+++           51%++,+++     135%     121%     117%      92%      51%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                Investor Class     Distributor Class                    Distributor Class
                               Six Months Ended    Six Months Ended    Investor Class     June 2, 1999*
TOTAL RETURN                   December 31, 1999   December 31, 1999     Year Ended          through
BOND FUND                         (Unaudited)         (Unaudited)      June 30, 1999      June 30, 1999
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period......................       $12.85              $12.85             $13.46            $12.88
                                    ------              ------             ------            ------
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income.....         0.42                0.39               0.81              0.06
   Net realized and
     unrealized gain (loss)
     on investments..........        (0.40)              (0.38)             (0.49)            (0.03)
                                    ------              ------             ------            ------
   Total from investment
     operations..............         0.02                0.01               0.32              0.03
                                    ------              ------             ------            ------
 LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)......        (0.41)              (0.40)             (0.83)            (0.06)
   Distributions (from
     realized gains).........           --                  --              (0.10)               --
                                    ------              ------             ------            ------
   Total distributions.......        (0.41)              (0.40)             (0.93)            (0.06)
                                    ------              ------             ------            ------
Net Asset Value, End of
 Period......................       $12.46              $12.46             $12.85            $12.85
                                    ======              ======             ======            ======
TOTAL RETURN.................         0.16%++             0.05%++            2.30%             0.23%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (millions)..................       $110.5               $33.5             $124.3              $0.4
Ratio of expenses to average
 net assets:
   Before expense
     reimbursement...........         0.91%+              1.16%+             0.79%             1.18%+
   After expense
     reimbursement...........         0.65%+              0.90%+             0.65%             0.90%+
Ratio of net investment
 income to average net
 assets:
   Before expense
     reimbursement...........         6.16%+              5.91%+             5.64%             5.98%+
   After expense
     reimbursement...........         6.42%+              6.17%+             5.78%             6.26%+
Portfolio turnover rate......          135%++,+++          135%++,+++         233%+++           233%++,+++

                                    Investor Class           Investor Class
                                 Year Ended June 30,        December 6, 1994*
TOTAL RETURN                    ------------------------        through
BOND FUND                       1998     1997     1996        June 30, 1995
                               ----------------------------------------------
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period......................  $13.04   $12.78   $12.94        $12.00
                               ------   ------   ------        ------
 INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income.....    0.89     0.99     0.84(1)       0.46
   Net realized and
     unrealized gain (loss)
     on investments..........    0.50     0.30     0.06          0.94
                               ------   ------   ------        ------
   Total from investment
     operations..............    1.39     1.29     0.90          1.40
                               ------   ------   ------        ------
 LESS DISTRIBUTIONS:
   Dividends (from net
     investment income)......   (0.97)   (0.92)   (0.93)        (0.46)
   Distributions (from
     realized gains).........      --    (0.11)   (0.13)           --
                               ------   ------   ------        ------
   Total distributions.......   (0.97)   (1.03)   (1.06)        (0.46)
                               ------   ------   ------        ------
Net Asset Value, End of
 Period......................  $13.46   $13.04   $12.78        $12.94
                               ======   ======   ======        ======
TOTAL RETURN.................   11.04%   10.48%    7.05%        11.88%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (millions)..................   $45.2    $14.3    $43.4         $15.3
Ratio of expenses to average
 net assets:
   Before expense
     reimbursement...........    1.02%    0.95%    0.98%         2.93%+
   After expense
     reimbursement...........    0.65%    0.65%    0.68%         0.80%+
Ratio of net investment
 income to average net
 assets:
   Before expense
     reimbursement...........    6.28%    6.78%    6.86%         4.92%+
   After expense
     reimbursement...........    6.65%    7.08%    7.16%         7.05%+
Portfolio turnover rate......     195%     173%      51%           68%++

*   Commencement of operations.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Distributor Class
                                              Investor Class     September 24, 1999*                 Investor Class
                                             Six Months Ended          through                    Year Ended June 30,
                                             December 31, 1999    December 31, 1999    ------------------------------------------
             LOW DURATION FUND                  (Unaudited)          (Unaudited)        1999     1998     1997     1996     1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......       $ 9.91               $ 9.95          $10.20   $10.23   $10.12   $10.15   $ 9.93
                                                  ------               ------          ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................         0.29                 0.14            0.60     0.66     0.66     0.68     0.75
    Net realized and unrealized gain (loss)
      on investments.......................        (0.06)               (0.06)          (0.28)    0.05     0.10     0.06     0.23
                                                  ------               ------          ------   ------   ------   ------   ------
    Total from investment operations.......         0.23                 0.08            0.32     0.71     0.76     0.74     0.98
                                                  ------               ------          ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)..............................        (0.32)               (0.21)          (0.59)   (0.68)   (0.64)   (0.72)   (0.75)
    Distributions (from realized gains)....           --                   --           (0.02)   (0.06)   (0.01)   (0.05)   (0.01)
                                                  ------               ------          ------   ------   ------   ------   ------
    Total distributions....................        (0.32)               (0.21)          (0.61)   (0.74)   (0.65)   (0.77)   (0.76)
                                                  ------               ------          ------   ------   ------   ------   ------
Net Asset Value, End of Period.............       $ 9.82               $ 9.82          $ 9.91   $10.20   $10.23   $10.12   $10.15
                                                  ======               ======          ======   ======   ======   ======   ======
TOTAL RETURN...............................         2.32%++              0.80%++         3.15%    7.19%    7.79%    7.47%   10.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......       $370.2               $  4.8          $410.0   $253.2   $171.2   $189.2   $123.3
Ratio of expenses to average net assets:
    Before expense reimbursement...........         0.72%+               0.95%+          0.64%    0.65%    0.66%    0.60%    0.75%
    After expense reimbursement............         0.58%+               0.83%+          0.58%    0.58%    0.58%    0.58%    0.58%
Ratio of net investment income to average
  net assets:
    Before expense reimbursement...........         5.96%+               5.89%+          5.65%    6.39%    6.26%    7.07%    7.43%
    After expense reimbursement............         6.10%+               6.01%+          5.71%    6.46%    6.34%    7.09%    7.61%
Portfolio turnover rate....................           72%++,+++            72%++,+++      201%     119%     202%      50%      71%

*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         Year Ended June 30,
                                                       Six Months Ended       ------------------------------------------
                                                       December 31, 1999       1999     1998     1997     1996
            SHORT-TERM INVESTMENT FUND                    (Unaudited)                                              1995
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..............          $ 10.05           $10.13   $10.15   $10.17   $10.12   $10.21
                                                            -------           ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.........................             0.28             0.57     0.63     0.58     0.66     0.66
    Net realized and unrealized gain (loss) on
      investments.................................            (0.03)           (0.11)    0.00    (0.01)    0.05    (0.09)
                                                            -------           ------   ------   ------   ------   ------
    Total from investment operations..............             0.25             0.46     0.63     0.57     0.71     0.57
                                                            -------           ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)........            (0.27)           (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
    Return of capital.............................               --               --       --       --    (0.00)      --
                                                            -------           ------   ------   ------   ------   ------
    Total distributions...........................            (0.27)           (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
                                                            -------           ------   ------   ------   ------   ------
Net Asset Value, End of Period....................          $ 10.03           $10.05   $10.13   $10.15   $10.17   $10.12
                                                            =======           ======   ======   ======   ======   ======
TOTAL RETURN......................................             2.52%++          4.70%    6.37%    5.77%    7.23%    5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)..............            $59.3            $50.9    $28.0    $21.7    $18.7    $19.8
Ratio of expenses to average net assets:
    Before expense reimbursement..................             0.68%+           0.68%    0.92%    0.96%    0.88%    1.26%
    After expense reimbursement...................             0.48%+           0.48%    0.48%    0.48%    0.48%    0.48%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..................             5.39%+           5.32%    5.92%    5.34%    6.15%    5.74%
    After expense reimbursement...................             5.59%+           5.52%    6.36%    5.82%    6.55%    6.52%
Portfolio turnover rate...........................               31%++           144%     121%     154%      60%      81%

+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements